                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14A-6(E)(2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           Union Pacific Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           Union Pacific Corporation
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

               [LOGO OF UNION PACIFIC CORPORATION APPEARS HERE]





  DREW LEWIS
  CHAIRMAN

                                        February 24, 1995


    Dear Union Pacific Stockholder:

      We would like to take this opportunity to thank you for your understanding, patience and support of our recently concluded efforts to acquire the Santa Fe Pacific Corporation. We tried to keep you abreast of events through press accounts, but with activities moving so quickly and changing so often it was difficult to stay in touch.

      We continue to believe that acquiring Santa Fe would have provided Union Pacific a unique opportunity to strengthen our rail franchise and generate attractive returns to Union Pacific stockholders. However, as events unfolded, it became apparent that we would have to increase our offer in order to prevail. We were unwilling to take that step. Although a transaction at our final offered price would have benefitted us, overpaying to acquire Santa Fe would not. Our first priority is and will continue to be to serve the best interests of Union Pacific stockholders.

      Thank you very much for your continuing support of our efforts on your behalf. We look forward to seeing many of you in Salt Lake City on April 21.

                                        Sincerely,

                                        /s/ Drew Lewis

[LOGO OF UNION PACIFIC                                 NOTICE OF ANNUAL MEETING
 CORPORATION APPEARS HERE]                                      OF STOCKHOLDERS

Martin Tower
Eighth and Eaton Avenues
Bethlehem, PA 18018
                                                              February 24, 1995
To the Stockholders:

  You are hereby notified that the 1995 Annual Meeting of Stockholders of Union Pacific Corporation, a Utah corporation (the Company), will be held at the Little America Hotel, Salt Lake City, Utah, at 8:30 A.M., Mountain Daylight Time, on Friday, April 21, 1995 for the following purposes:

  (1) to elect eight directors, each to serve for the term specified on page 3, 4 or 5 of the accompanying Proxy Statement;

  (2) to approve amendment and extension of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries, as amended;

  (3) to approve an amendment to the 1993 Stock Option and Retention Stock Plan of Union Pacific Corporation, as amended;

  (4) to ratify the appointment of Deloitte & Touche as the independent certified public accountants of the Company; and

to transact such other business as may properly come before the Annual Meeting or any adjournment thereof; all in accordance with the accompanying Proxy Statement.

  Only stockholders of record at the close of business on February 10, 1995 are entitled to notice of and to vote at the Annual Meeting.

  Stockholders are urged do date, sign and return the enclosed proxy promptly, whether or not they expect to attend the meeting in person.


                                              J. L. SWANTAK
                                              Vice President and Secretary

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.
   (The enclosed return envelope requires no postage if mailed in the United
                                   States.)

                           UNION PACIFIC CORPORATION

                                PROXY STATEMENT

        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 1995

                                                               February 24, 1995

  This Proxy Statement is being furnished to stockholders of Union Pacific Corporation, a Utah corporation (the Company), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (Annual Meeting) to be held on April 21, 1995 for the purpose of considering and voting upon the matters set forth in the accompanying notice of the Annual Meeting. The first date on which this Proxy Statement and the accompanying form of proxy are being sent to stockholders of the Company is February 24, 1995.

  The close of business on February 10, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date there were 205,911,168 shares of Common Stock (Common Stock) of the Company outstanding, exclusive of shares held in the treasury of the Company which may not be voted. On the record date no person owned of record or was known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock.

  Except in the election of directors, holders of shares of Common Stock are entitled to one vote for each share registered in their respective names. In the election of directors, stockholders may vote cumulatively and, at the Annual Meeting, are entitled to eight votes for each share of Common Stock registered in their respective names, i.e., as many votes per share as there are directors to be elected. A stockholder may allocate votes to or among one or more nominees for director in any manner desired. Unless the stockholder specifies otherwise, the persons named in the enclosed proxy will allocate their votes in their discretion among the Board of Directors' nominees for director for whom they are authorized to vote. On all matters considered at the Annual Meeting, abstentions and broker non-votes will be treated as neither a vote "for" nor "against" the matter, although they will be counted in determining if a quorum is present.

  All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted as recommended by the Board of Directors. The Company has no knowledge of any other matters to be brought before the Annual Meeting. However, if any other matters are properly presented to the

Annual Meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matters. A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by providing written notice of such revocation to the Secretary of the Company, by submitting a validly executed later-dated proxy or by attending the meeting and voting in person. The mere presence of a stockholder at the Annual Meeting, however, will not constitute a revocation of a previously submitted proxy.

  The Company will bear the costs of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with such solicitation. In addition, Morrow & Co., Inc., 909 Third Avenue, New York, N.Y. 10022 has been engaged to solicit proxies for the Company. The anticipated fees of Morrow & Co., Inc. are $14,500 plus certain expenses.

STOCKHOLDER PROPOSALS

  Stockholders desiring to submit a proposal for consideration for inclusion in the Company's proxy statement and form of proxy relating to the 1996 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposal and provide any statement in support thereof in writing by October 27, 1995.

                        (1) ELECTION OF EIGHT DIRECTORS

  Unless authority to do so is withheld, the management intends to vote the enclosed proxy at the Annual Meeting for the election of the eight nominees for director named herein, all of whom are presently directors of the Company. It is intended to elect the nominees for director to hold office for the terms shown below or until their successors are elected. If any nominee for director for any reason should become unavailable for election, it is intended that discretionary authority will be exercised by the persons named in the enclosed proxy in respect of the election of such other person as the Board of Directors shall nominate. The Board of Directors is not aware of any circumstances likely to cause any nominee for director to become unavailable for election. The eight nominees for director receiving the highest number of votes cast at the Annual Meeting will be elected.

  As of February 10, 1995 all directors and executive officers as a group beneficially owned 2,062,765 shares of Common Stock, representing 1.0% of the outstanding Common Stock, of which 1,246,950 are shares with respect to which such persons have the right to acquire beneficial ownership within 60 days pursuant to stock options. No director or nominee for director beneficially owned more than 0.22% of the outstanding Common Stock, or any of the Company's 4 3/4% convertible debentures.

  The following tables set forth certain information on the nominees for director and the directors continuing in office, including Common Stock beneficially owned as of February 10, 1995.

              NAME AND PRINCIPAL OCCUPATION         DIRECTOR     COMMON
                      OR EMPLOYMENT                  SINCE       STOCK
              -----------------------------         --------     ------
Nominee for Term Expiring in 1996

        Jack L. Messman, /3/                          1994   227,635 shares(a)
         President and Chief Executive Officer of
          Union Pacific Resources Company, oil and
 (ART)    gas production, a subsidiary of the Com-
          pany. Director, CTP, Inc., Novell, Inc.,
          Safeguard Scientifics Inc., Tandy, Inc.,
          WaWa, Inc. Age 54.

Nominee for Term Expiring in 1997

        L. White Matthews, III, /1/                   1994   255,957 shares(b)
         Executive Vice President--Finance of the
 (ART)    Company. Director, The Pilot Funds. Age
          49.

               NAME AND PRINCIPAL OCCUPATION         DIRECTOR     COMMON
                       OR EMPLOYMENT                  SINCE       STOCK
               -----------------------------         --------     ------
Nominees for Term Expiring in 1998

        Robert P. Bauman, /3/,/4/                      1987     3,200 shares
         Chairman, British Aerospace p.l.c., air-
          craft and aerospace manufacturer, London,
 (ART)    England. Director, Capital Cities/ABC,
          Inc., CIGNA Corporation, Reuters Holdings
          p.l.c., Russell Reynolds Associates, Inc.
          Age 63.

        Richard K. Davidson, /3/                       1994   277,651 shares(c)
         Chairman and Chief Executive Officer of
          Union Pacific Railroad Company, a subsid-
 (ART)    iary of the Company, and President of the
          Company. Director, California Energy Com-
          pany, Inc., Chicago & North Western
          Transportation Company, FirsTier Finan-
          cial, Inc. Age 53.

        Elbridge T. Gerry, Jr., /1/,/2/,/3/            1986     4,087 shares(d)
         Partner, Brown Brothers Harriman & Co.,
 (ART)    bankers, New York, N.Y. Age 61.

        Lawrence M. Jones, /2/,/3/                     1988     8,111 shares
         Retired Chairman and Chief Executive Offi-
          cer, Coleman Company, Inc., manufacturer
 (ART)    of home and recreational products, Wichi-
          ta, Kansas. Director, Coleman Company,
          Inc., Fleming Companies, Inc., Fourth Fi-
          nancial Corp. Age 63.

              NAME AND PRINCIPAL OCCUPATION       DIRECTOR      COMMON
                      OR EMPLOYMENT                SINCE        STOCK
              -----------------------------       --------      ------
        Richard J. Mahoney, /3/,/4/                 1991      1,633 shares
         Chairman and Chief Executive Officer,
          Monsanto Company, agricultural, chemi-
          cal, pharmaceutical and food products,
 (ART)    man-made fibers and plastics, St. Lou-
          is, Missouri. Director, Metropolitan
          Life Insurance Company. Age 61.

        James D. Robinson, III, /1/,/3/             1989(e)   4,800 shares(f)
         President, J. D. ROBINSON INC., a
          strategic advisory company, and
 (ART)    Principal, RRE Investors, LLC, a
          private investment company, New York,
          N.Y. Former Chairman & CEO, American
          Express Company. Director, Alexander &
          Alexander Services, Inc., Bristol-
          Myers/Squibb Company, The Coca-Cola
          Company, First Data Corporation, New
          World Communications Group, Inc. Senior
          Advisor, Trust Company of the West. Age
          59.

- ---------

 1. Member of the Executive Committee.

 2. Member of the Audit Committee.

 3. Member of the Finance and Corporate Development Committee.

 4. Member of the Compensation, Benefits and Nominating Committee.

(a) Includes 100,000 shares of Common Stock subject to presently exercisable stock options and 80,000 restricted shares granted under the 1993 Stock Option and Retention Stock Plan.

(b) Includes 143,400 shares of Common Stock subject to presently exercisable stock options and 80,000 restricted shares granted under the 1993 Stock Option and Retention Stock Plan.

(c) Includes 150,500 shares of Common Stock subject to presently exercisable stock options and 80,000 restricted shares granted under the 1993 Stock Option and Retention Stock Plan.

(d) Mr. Gerry also has shared voting or investment power with respect to 422,252 shares held in family trusts.

(e) Previously served as a director from 1974 to 1985.

(f) Mrs. James D. Robinson, III, is the beneficial owner of 2,000 shares of Common Stock and Mr. Robinson is co-trustee for a family trust which owns 1,600 shares. Mr. Robinson disclaims beneficial interest in such shares.

- ---------

                         DIRECTORS CONTINUING IN OFFICE

  The following directors are continuing in office for the respective periods indicated or until their successors are elected. Each of these directors has been elected to hold such office by the stockholders of the Company.

Term Expiring in 1996

              NAME AND PRINCIPAL OCCUPATION         DIRECTOR     COMMON
                      OR EMPLOYMENT                  SINCE       STOCK
              -----------------------------         --------     ------
        Richard B. Cheney, /2/,/4/                    1993     1,600 shares
         Former Secretary of Defense; Senior Fel-
          low, American Enterprise Institute, pub-
 (ART)    lic policy research, Washington, D.C.
          Director, IGI Inc., Morgan Stanley Group
          Inc., Procter & Gamble Co., U S WEST,
          Inc. Age 54.

        E. Virgil Conway, /1/,/4/                     1978     1,200 shares(a)
         Financial Consultant. Chairman, Financial
          Accounting Standards Advisory Council.
          Director, Accu-Health, Inc., Centennial
          Insurance Company, Metropolitan Trans-
 (ART)    portation Authority, Trism, Inc. Trust-
          ee, Atlantic Mutual Insurance Company,
          Consolidated Edison Company of New York,
          Inc., HRE Properties, Mutual Funds Man-
          aged by Phoenix Home Life. Age 65.

               NAME AND PRINCIPAL OCCUPATION         DIRECTOR     COMMON
                       OR EMPLOYMENT                  SINCE       STOCK
               -----------------------------         --------     ------
        Drew Lewis, /1/                                1986   453,000 shares(b)
         Chairman and Chief Executive Officer of
 (ART)    the Company. Director, American Express
          Company, AT&T Corp., Ford Motor Company,
          FPL Group, Inc. Age 63.

        Claudine B. Malone, /2/,/3/                    1990     1,621 shares
         President, Financial and Management Con-
          sulting, Inc., management consulting, Mc-
          Lean, Virginia. Director, Dell Computer
 (ART)    Corporation, Hannaford Brothers, Hasbro,
          Inc., Houghton Mifflin Company, Mallinc-
          krodt Group, Lafarge Corporation, The
          Limited, Inc., S.A.I.C., Scott Paper Com-
          pany. Trustee, Penn Mutual Life Insurance
          Co. Age 58.

        Thomas A. Reynolds, Jr., /2/,/4/               1989     8,200 shares
         Chairman Emeritus, Winston & Strawn, law
 (ART)    firm, Chicago, Illinois, New York, N.Y.
          and Washington, D.C. Director, Gannett
          Co., Inc., Jefferson Smurfit Group. Age
          66.

Term Expiring in 1997

        Spencer F. Eccles, /2/,/3/                     1976     9,200 shares(c)
         Chairman and Chief Executive Officer,
          First Security Corporation, bank holding
 (ART)    company, Salt Lake City, Utah. Director,
          Anderson Lumber Co., First Security Bank
          of Utah, Zion's Cooperative Mercantile
          Institution. Age 60.

                NAME AND PRINCIPAL OCCUPATION           DIRECTOR     COMMON
                        OR EMPLOYMENT                    SINCE       STOCK
                -----------------------------           --------     ------
        William H. Gray, III, /3/,/4/                     1991     1,400 shares
         President, United Negro College Fund, educa-
          tional assistance, New York, N.Y. Director,
          Chase Manhattan Corp., Lotus Development
 (ART)    Corp., MBIA Inc., Prudential Insurance Com-
          pany of America, Rockwell International Cor-
          poration, Warner-Lambert Company, Westing-
          house Electric Corporation. Age 53.

        Judith Richards Hope, /1/,/2/,/4/                 1988     3,800 shares
         Senior Partner, Paul, Hastings, Janofsky &
          Walker, law firm, Los Angeles, California
 (ART)    and Washington, D.C. Director, The Budd Com-
          pany, General Mills, Inc., Russell Reynolds
          Associates, Inc., Zurich Reinsurance Center
          Holdings, Inc. Member, The Harvard Corpora-
          tion (The President and Fellows of Harvard
          College). Age 54.

        John R. Meyer, /1/,/2/,/3/                        1978     8,358 shares
         Professor, Harvard University, Cambridge,
          Massachusetts. Director, The Dun &
 (ART)    Bradstreet Corporation, Rand McNally Co.,
          Inc. Trustee, Mutual Life Insurance Company
          of New York. Age 67.

        Robert W. Roth, /1/,/2/                           1972     7,200 shares
         Retired President and Chief Executive Offi-
 (ART)    cer, Jantzen, Inc., sportswear manufacturer,
          Portland, Oregon. Age 71.


                NAME AND PRINCIPAL OCCUPATION           DIRECTOR     COMMON
                        OR EMPLOYMENT                    SINCE       STOCK
                -----------------------------           --------     ------
        Richard D. Simmons, /1/,/4/                       1982     3,739 shares
         President, International Herald Tribune, com-
          munications, Washington, D.C. Director, In-
 (ART)    ternational Herald Tribune, J. P. Morgan &
          Co., Incorporated, Morgan Guaranty Trust
          Company of New York, The Washington Post
          Company, Yankee Publishing. Age 60.

- ---------

 1. Member of the Executive Committee.

 2. Member of the Audit Committee.

 3. Member of the Finance and Corporate Development Committee.

 4. Member of the Compensation, Benefits and Nominating Committee.

(a) Mrs. E. Virgil Conway is the beneficial owner of 16,000 shares of Common Stock. Mr. Conway disclaims beneficial interest in such shares.

(b) Includes 280,000 shares of Common Stock subject to presently exercisable stock options.

(c) In addition, 44,080 shares of Common Stock are held by trusts of which Mr. Eccles is sole trustee or under powers of attorney granted to Mr. Eccles.
- ---------

  Except for the directors listed below, each of the directors named in the preceding tables has held the indicated office or position in his or her principal occupation for at least five years. Each of the directors listed below held the office or position first indicated as of five years ago.

  Mr. Robert P. Bauman was Chief Executive of SmithKline Beecham p.l.c. through April 1994 and since such date has been non-executive Chairman of British Aerospace, p.l.c. Mr. Richard B. Cheney served as Secretary of Defense through January 20, 1993, and since such date has been Senior Fellow, American Enterprise Institute. Mr. Richard K. Davidson was Executive Vice President of Union Pacific Railroad Company until August 7, 1991, President and Chief Executive Officer of the Railroad until September 17, 1991, and since such latter date has been Chairman and Chief Executive Officer of the Railroad. Mr. Davidson has also been President of the Company since May 26, 1994. Mr. William
H. Gray, III, served as a member of the United States House of Representatives from the Second

District of Pennsylvania through August 1991 and since such date has been President of United Negro College Fund. Mr. Lawrence M. Jones was President and Chief Executive Officer of Coleman Company through September 1990, and Chairman and Chief Executive Officer of Coleman through December 31, 1993. Mr. Drew Lewis was Chairman, President and Chief Executive Officer of the Company through May 26, 1994 and since such date has been Chairman and Chief Executive Officer of the Company. Mr. Lewis also served as Chairman of Union Pacific Railroad Company during August and September 1991. Mr. L. White Matthews, III, was Senior Vice President--Finance of the Company until April 16, 1992 and since such date has been Executive Vice President--Finance of the Company. Mr. Jack L. Messman was Chairman and Chief Executive Officer of USPCI, Inc. (waste management), a subsidiary of the Company, until May 1, 1991 and since such date has been President and Chief Executive Officer of Union Pacific Resources Company. Mr. Messman continued as Chairman of USPCI through December 31, 1994. Mr. Thomas A. Reynolds, Jr., was Chairman of Winston & Strawn through December 31, 1992 and since such date has been Chairman Emeritus of such firm. Mr. James
D. Robinson, III, was Chairman and Chief Executive Officer of American Express Company through January 25, 1993. Mr. Richard D. Simmons was President of The Washington Post Co. (communications) through May 1991 and since such date has been President of International Herald Tribune.

COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company received an annual retainer of $50,000, plus expenses in 1994. In addition, Chairmen or Co-Chairmen of Board Committees receive annual retainers of $6,000 each. Directors who are employees of the Company receive no retainers. For 1995, the annual retainer has been increased from $50,000 to $60,000, $6,000 of which is required to be invested in the Stock Unit Account referred to below. Under the Stock Unit Grant and Deferred Compensation Plan for directors of the Company, a director may elect by December 31 of any year to defer all or a portion of any compensation for service as a director in the ensuing year or years, excluding reimbursement for expenses. Payment of such deferred compensation begins, for amounts in the Stock Unit Account, in the January following termination of service as a director and, for amounts in the Fixed Income Account referred to below, at the election of the director either at such time or in the January following retirement from the director's primary occupation. Deferred compensation may be paid, at the election of the director, in either a lump sum or in up to 10 equal annual installments and may be invested, at the option of the director, in either a Fixed Income Account or a Stock Unit Account. The Accounts are unsecured obligations of the Company. The Fixed Income Account earns interest compounded annually at a rate determined by the Treasurer of the Company in January of each year. The Stock Unit Account fluctuates in value based on changes in the price of the Common Stock, and equivalents to cash dividends paid on the Common Stock are deemed to be reinvested in the Stock Unit Account. Amounts deferred by three directors during 1994 totaled $147,400.

  Directors who are not employees of the Company may elect to receive $100,000 of term life insurance, for which the Company paid a premium of $348 for each director in 1994, and to participate in a Company sponsored contributory health care plan. Medical and dental benefits are paid only after payment of benefits under any other group plan in which a director participates. In addition, each non-employee director participates in a pension plan which provides an annual pension benefit upon retirement from the Board of Directors with at least five years of service. For a director retiring at age 65 or older the annual pension benefit is $36,000. Directors Bauman, Conway, Eccles, Gerry, Hope, Jones, Meyer, Reynolds, Robinson, Roth and Simmons currently are eligible to receive pension benefits upon retirement. Retired directors are also eligible to participate in a contributory medical program.

  As part of its overall program to promote charitable giving, the Company has established the Union Pacific Corporation Board of Directors' Charitable Contribution Plan pursuant to which the Company has purchased $1 million of life insurance on each incumbent non-employee director, subject to vesting requirements based on length of service as a director (i.e., over a five-year period in 20% increments). Death benefits will be paid to the Company, and the Company will donate $500,000 of the proceeds to the Union Pacific Foundation and $500,000 to one or more charitable organizations recommended by the director. Directors derive no financial benefit from this program since all charitable deductions accrue solely to the Company. Moreover, benefits paid to the Company's Foundation may reduce the amount of funding that the Company provides to the Foundation.

  Under the 1992 Restricted Stock Plan for Non-Employee Directors of Union Pacific Corporation, each individual who was a non-employee director on May 28, 1992, has received, and each individual elected as a non-employee director thereafter has received or will receive, an award of 1,200 restricted shares of the Common Stock. The restricted shares of Common Stock vest on the date a director ceases to be a director of the

Company by reason of death, disability or retirement. During the restricted period, the director has the right to vote and receive dividends on such shares, but may not transfer or encumber such shares, and will forfeit such shares unless he or she remains a director during the restricted period. As used above, "retirement" means termination of service as a director of the Company, if (a) the director at the time of termination was ineligible for continued service as a director under the Company's Retirement Policy, or (b) the director had served as a director of the Company for at least three years from the date restricted shares of Common Stock were granted to such director, and such termination is (i) due to the director's taking a position with or providing services to a governmental, charitable or educational institution whose policies prohibit continued service on the board of the Company, (ii) due to the fact that continued service as a director would be a violation of law, or (iii) not due to the voluntary resignation or refusal to stand for reelection by the director.

COMMITTEES OF THE BOARD

  The Committees established by the Board of Directors to assist it in the discharge of its responsibilities are described below. The preceding biographical information on directors identifies committee memberships held by each nominee for director and each director continuing in office.

  The Executive Committee consists of nine members, seven of whom are non-employee directors. The Committee has all the powers of the Board, when the Board is not in session, to direct and manage, in the Company's best interest, all of the business and affairs of the Company in all cases in which specific directions have not been given by the Board. The Committee did not meet in 1994.

  The Audit Committee consists of nine non-employee directors. The Committee meets regularly with financial management, the internal auditors and the independent certified public accountants to review the work of each. The Committee reviews fees and non-audit engagements of the independent certified public accountants. Both the independent certified public accountants and the internal auditors have unrestricted access to the Committee and meet regularly with the Committee, without senior financial management representatives present, to discuss the results of their examinations and their opinions on the adequacy of internal controls and quality of financial reporting. The Committee also reviews the scope of audits as well as the annual audit plan. In addition, the Committee reviews the administration of the Company's Statement of Policy Concerning Business

Conduct and policies concerning environmental management, use of corporate aircraft and officers' travel and business expenses. Each year the Committee recommends to the Board of Directors selection of the firm of independent certified public accountants to audit the accounts and records of the Company and its consolidated subsidiaries. The Committee met three times in 1994.

  The Finance and Corporate Development Committee consists of eleven members, nine of whom are non-employee directors. The Committee is responsible for oversight of the Company's financial position and long-term business strategies. The Committee meets regularly with management to review the Company's capital structure, short and long-term financing plans and programs, dividend policies and actions, investor relations activities, insurance programs, tax management and other related matters. The Committee also reviews the investment management of assets held by the Company's pension, thrift and other funded employee benefit programs, including the appointment of investment managers and trustees. The Committee is also responsible for providing advice and counsel to management with regard to the future direction of the Company and the identification of strategic options and specific opportunities, including acquisitions and divestitures. The Committee met three times in 1994.

  The Compensation, Benefits and Nominating Committee consists of eight non-employee directors who are ineligible to participate in any of the Company's executive compensation plans. The Committee makes recommendations to the Board of Directors as to employee salaries exceeding an amount set by the By-Laws which cannot be exceeded without Board or Executive Committee approval. The Committee administers the Company's Executive Incentive, Stock Option and Retention Stock Plans and determines for senior executives the amounts of, and the individuals to whom, awards shall be made thereunder. The Committee is responsible for recommending and reviewing all the material amendments to the Company's pension, thrift and employee stock ownership plans. The Committee also periodically reviews the Company's vacation, life insurance and medical and dental benefit plans and the matching gifts program to ensure that these benefit plans remain competitive. The Committee has the responsibility of assisting management with respect to matters of succession, reviewing the qualifications of candidates for the position of director and recommending candidates to the Board of Directors as nominees for director for election at the annual meetings of stockholders or to fill such Board vacancies as may occur during the year. The Committee will consider candidates suggested by directors and stockholders of the Company. Stockholders desiring to suggest candidates should advise the Secretary of the Company in writing by December 31 of the year preceding the annual meeting of stockholders and include sufficient biographical material to permit an appropriate evaluation. In considering candidates for director, the Board of Directors seeks individuals who have demonstrated outstanding management or professional ability and who have attained a position of leadership in their chosen careers. See pages 16-19 for the Committee's report on 1994 compensation and stock ownership programs. The Committee met five times in 1994.

  During 1994, the Board of Directors met seventeen times. None of the directors attended fewer than 75% of the meetings of the Board and Committees on which he or she served. The average attendance of all directors at Board and Committee meetings was 94%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In 1990, USPCI, Inc. (USPCI), then a wholly-owned subsidiary of the Company, purchased all of the outstanding shares of a closely held corporation which was formed in 1986 to develop a hazardous waste incinerator and landfill (HWI) in Pennsylvania. Andrew L. Lewis, IV, who was chief executive officer and owned 27.3% of the common shares and 34.3% of the preferred shares of the closely held corporation, and Russell S. Lewis, who owned 6.5% of the common shares and 13% of the preferred shares, are sons of Drew Lewis, Chairman and Chief Executive Officer and a director of the Company. Due to abandonment of the HWI project in 1994, the stockholders relinquished all rights in the project. Andrew Lewis served as a consultant to the Company in connection with the HWI project and was paid $31,073 in 1994 under an agreement which expired May 25, 1994.

  The purchase price and other terms for acquisition of the closely held corporation were negotiated between Andrew Lewis and senior officers of USPCI without participation by Drew Lewis, based on comparable transactions in the hazardous waste industry, and were reviewed generally by a special committee (the Special Committee) of non-employee members of the Board of Directors of the Company with the assistance of independent legal counsel and financial advisors. The Special Committee received an opinion from Alex. Brown & Sons Incorporated (Alex. Brown), the Special Committee's financial advisor, that the terms of the transaction were fair from a financial point of view to the stockholders of the Company. Based on the recommendation of the Special Committee, the advice of independent counsel and the opinion of Alex. Brown, the Board of Directors of the Company, with Drew Lewis not participating, approved the terms of the transaction.

  In 1994, Brown Brothers Harriman & Co. (BBH) managed certain pension funds of the Company. The Company paid approximately $114,000 to BBH for these services. Elbridge T. Gerry, Jr., a director of the Company, is a partner of BBH.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that none of its executive officers and directors failed to comply with Section 16(a) reporting requirements in 1994.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation, Benefits and Nominating Committee is comprised of the following non-employee directors: Robert P. Bauman, Richard B. Cheney, E. Virgil Conway, William H. Gray, III, Judith R. Hope, Richard J. Mahoney, Thomas
A. Reynolds, Jr., and Richard D. Simmons.

  During 1994, USPCI owned 60% of ECDC Environmental, L.C. (ECDC) which owns a large non-hazardous waste landfill in the State of Utah. USPCI increased its ownership to 80% in December 1994. ECDC has entered into two agreements with Mr. William W. Gay and another individual (the Brokers) to solicit disposal contracts for ECDC. Mr. Gay is the stepson of E. Virgil Conway, a director of the Company. The agreements are a non-exclusive agreement through December 1997 for industrial waste and an exclusive agreement for municipal waste for the State of California through April 1995. Under such agreements, the commission rates range from 10% to 5% of the disposal fees in the first year of the contract, 25% of such rates in the second year, 15% of such rates in the third year and no commissions thereafter. Under the municipal waste agreement, certain long-term high volume projects will have a lower commission rate schedule and limits on the time period and tonnage for which commissions will be paid, and the Brokers are entitled to advances of $12,000 per month, subject to limited recoupment by ECDC. From January 1, 1994 to December 31, 1994, ECDC had sold capacity under such agreements resulting in commissions in the amount of approximately $395,000, of which Mr. Gay is entitled to approximately $111,700, and advances in the amount of $124,000, of which Mr. Gay is entitled to $30,000. In December 1994, the Company disposed of its interest in USPCI.

  In January 1993, railroad subsidiaries of the Company entered into a consulting agreement with Modjeski & Masters, Inc., providing for that firm to conduct fatigue assessment studies on certain railroad bridges. During 1994, such subsidiaries paid approximately $133,500 to such firm for these services. William B. Conway is a brother of E. Virgil Conway, a director of the Company, and President of and owner of a substantial interest in Modjeski & Masters, Inc.

  In 1994, railroad and trucking subsidiaries of the Company in the ordinary course of business provided approximately $30 million of transportation services to Monsanto Company. Richard J. Mahoney is an officer and director of Monsanto. The Company has continued and expects to continue to provide transportation services to Monsanto in 1995.

  Judith Richards Hope is a Senior Partner of Paul, Hastings, Janofsky & Walker, a law firm that rendered legal services to the Company during 1994.

REPORT ON EXECUTIVE COMPENSATION

  The Compensation, Benefits and Nominating Committee is responsible for administering the executive compensation and stock ownership programs for the Company. The Committee offers the following report on its decisions concerning compensation for 1994.

Annual Compensation

  Total annual compensation consists of two components; base salary and at-risk annual incentive pay. Depending on the level of the executive, between 40% and 75% of total compensation will be at risk. In determining both salary and incentive pay, the Committee weighs individual performance, corporate and operating unit performance, the executive's position and responsibility in the organization, the executive's experience and expertise, compensation for comparable positions at comparable companies, and internal pay equity. In making salary and incentive pay recommendations or decisions, the Compensation Committee exercises subjective judgement using no specific weights for the above factors. Salaries for the Company's executives are at or below the median for comparable companies, except for the Company's most senior executives, whose salaries are higher than the median. When the Company consistently attains its performance criteria, total cash compensation including salary and bonus will be equal to or slightly above the seventy-fifth percentile for comparable companies. Comparable companies include those in the line of business index in the Performance Graph on page 26 of this Proxy Statement as well as industrial companies of a similar size in different lines of business with which the Company competes for first rate executive talent.

  Annual incentive pay is awarded under the Executive Incentive Plan (EIP). In accordance with the EIP, a stockholder approved formula based on return on equity and net income generates funding to a reserve account for payment of incentive awards. This formula is described more fully on page 27 of this Proxy Statement. In 1994 a total of $17,136,393 was awarded to 185 executives.

  The Committee and the Board of Directors are proposing for stockholder approval at the 1995 Annual Meeting, an amendment of the EIP. The amendment would, among other things, ensure compensation awarded under the EIP would be tax deductible under the proposed regulations implementing the 1993 Tax Act. The proposed EIP amendment is more fully described beginning on page 27 of this Proxy Statement.

Long Term Compensation

  The Committee believes long term compensation based upon performance of the Common Stock encourages and rewards effective leadership and is designed to align stockholder and executive interests. The Company's long term compensation elements currently include stock option and retention stock awards.

  Stock Options. Stock options are a key element in the Company's long term compensation program. Stock options are generally granted annually with the magnitude of the award based on the executive's position, experience and performance, without giving particular weight to any one factor. The number of options currently held by an executive was not a factor in any award granted in 1994. Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of the grant, and when vested are exercisable up to ten years from the date of grant. To assure that stock awards continue to align executive and stockholder interests, the Company maintains guidelines for executive stock ownership levels and has communicated to executives its expectation that they achieve and maintain a specific minimum amount of stock ownership ranging from one times salary, to three to seven times salary for senior executives. Until the minimum ownership amount is achieved, executives are expected to retain in Common Stock, 100% of the profit upon exercise of options, net of taxes and cost of exercise.

  In order to ensure tax deductibility of stock option exercises by covered executives, the Committee and the Board of Directors are proposing an amendment to the 1993 Stock

Option and Retention Stock Plan that would limit total stock awards to any individual to a maximum of 10% of the shares available under the plan. This amendment is more fully described beginning on page 31 of this Proxy Statement.

  Retention Stock. Retention stock grants to executives are awards of shares that are subject to forfeiture if the executive terminates employment before the minimum three year retention period lapses. Awards of retention stock are directed towards retention of executives, incentive for long term performance, and alignment of executive interests with other stockholders of the Company. During 1994, retention grants of 40,000 shares each were made to three senior executives to ensure orderly management succession over the next several years. In making these grants, the Committee recognized that the awards may not be deductible by the Company for tax purposes because of the 1993 Tax Act. However, the Committee believes retention of these executives is of paramount importance to the Company's future growth and therefore granted these retention awards.

CEO Compensation

  In 1994, the Company's most highly compensated officer was Drew Lewis, Chairman and Chief Executive Officer. The Committee reviewed Mr. Lewis' performance for 1994 and approved annual and long term compensation awards for him based on the factors previously outlined, with no specific weight given to any factor. Mr. Lewis was on approved medical leave for approximately one month during 1994. This was not a factor in the Committee's compensation decisions. Some of the more significant accomplishments attained under Mr. Lewis' leadership during 1994 are as follows:

  The Company's 1994 net income from continuing operations was a record $958 million, 34% over 1993 performance. The Company's major operating units were leaders in their respective industries. Union Pacific Railroad achieved a record $754 million net income, bolstered by an 8% increase in carloadings. Despite softening gas prices, Union Pacific Resources achieved a record $390 million net income as a result of record gas production of 772 MMCF per day and a $100 million gain on the sale of the Wilmington oil field. Overnite Transportation set new LTL volume and total tonnage records. However, because of a harsh winter and the difficulties of handling increased volumes during a Teamsters strike against other carriers, Overnite earnings were slightly below last year's record earnings. In addition, Mr. Lewis demonstrated strong leadership and strategic vision to enhance the Company's position in the railroad industry by the Santa Fe merger proposal and by obtaining Interstate Commerce Commission approval of the application to control the Chicago and North Western Railroad. He also strengthened the Company's position in the oil and gas industry with the acquisition of AMAX Oil & Gas.

  The Company continued to enhance its overall financial strength, maintaining its debt-to-capitalization ratio goal of 40%, despite the acquisition of AMAX and the disposition of USPCI. The Company continued to invest in its subsidiaries for future growth, investing $2.3 billion, including the $725 million AMAX acquisition.

  The second half of 1994 had a significant amount of railroad industry stock volatility due to the various merger discussions and proposals. For the five year period December 1989 through June 30, 1994 (prior to much of the merger activity), the Company Common Stock price outperformed the S&P 500 by a margin of 9% to 5%. When including the effects of the merger activity through December 31, 1994, the stock has grown at 3% annually compared to the S&P growth of 5%. The Company's stockholders were paid dividends of $335 million during 1994, reflecting an average growth in the dividend of 9% per year since 1989 compared to the S&P growth of 4%.

  The Committee concluded that Mr. Lewis' performance warrants 1994 compensation as reflected in the Summary Compensation Table on page 20.

                             The Compensation, Benefits and Nominating Committee

                                          E. Virgil Conway, Chairman
                                          Robert P. Bauman
                                          Richard B. Cheney
                                          William H. Gray, III
                                          Judith R. Hope
                                          Richard J. Mahoney
                                          Thomas A. Reynolds, Jr.
                                          Richard D. Simmons

SUMMARY COMPENSATION TABLE

  The following table provides a summary of compensation during the last three calendar years for the Company's Chief Executive Officer and the other four most highly compensated executive officers.

                       ---------------------------------------------------------------------
                                                  OTHER               SECURITIES
                                                  ANNUAL   RESTRICTED UNDERLYING             ALL OTHER
       NAME AND                                  COMPEN-     STOCK     OPTIONS/     LTIP      COMPEN-
  PRINCIPAL POSITION   YEAR  SALARY  BONUS (A)  SATION (B) AWARDS (C)  SARS (D)  PAYOUTS (E) SATION (F)
- -------------------------------------------------------------------------------------------------------
Drew Lewis             1994 $880,000 $1,500,000  $162,578  $      -0-  525,000   $      -0-   $135,816
 Chairman and          1993  850,000  1,894,437   114,124         -0-  140,000          -0-    134,436
 CEO                   1992  800,000  1,350,000   100,417         -0-  140,000    2,791,592    131,849

Richard K. Davidson    1994  537,450    800,000    82,640   1,895,000  168,750          -0-     27,089
 Chairman and CEO of   1993  450,000    892,218    47,782   2,550,000   40,000          -0-     21,183
 Union Pacific         1992  400,000    630,000    79,976         -0-   40,000    1,395,796     18,498
 Railroad Company

Jack L. Messman        1994  460,000    685,000    43,652   1,895,000  150,000          -0-     37,653
 President and CEO of  1993  430,000    872,218    51,860   2,550,000   40,000          -0-     28,479
 Union Pacific         1992  415,000    615,000    29,718         -0-   40,000    1,395,796     25,170
 Resources Company

L. White               1994  400,000    560,000    50,225   1,895,000  150,000          -0-     17,104
 Matthews, III         1993  375,000    752,218    38,652   2,550,000   40,000          -0-     15,805
 Executive Vice Presi- 1992  347,500    503,000    31,424         -0-   35,000    1,395,796     14,769
 dent--Finance

Carl W. von Bernuth    1994  292,500    475,000    14,090         -0-  112,500          -0-     13,384
 Senior Vice           1993  280,000    503,330     9,323         -0-   23,500          -0-     12,500
 President and General 1992  250,000    350,000     8,536         -0-   22,300      837,478     11,500
 Counsel

- ---------
(a) Includes, for 1993 only, EIP awards and final payouts under the Strategic Incentive Plan (SIP), which expired April 15, 1993, respectively as follows: Mr. Lewis $1,450,000 and $444,437; Mr. Davidson $670,000 and $222,218; Mr. Messman $650,000 and $222,218; Mr. Matthews $530,000 and
    $222,218; and Mr. von Bernuth $370,000 and $133,330. Other years include EIP awards only.

(b) Principal components included in Other Annual Compensation for 1994 are certain non-cash and other personal benefits for Mr. Lewis (reimbursements for medicare tax on supplemental pension and thrift plans and taxes on split dollar life insurance premiums $84,750), Mr. Davidson (tax and financial counseling expenses $24,450, medicare tax reimbursements on supplemental pension and thrift plans $20,757, and use of corporate transportation $34,348), Mr. Messman (use of corporate transportation $18,096), Mr. Matthews (tax and financial counseling expense $13,853 and use of corporate transportation $23,954) and Mr. von Bernuth (use of corporate transportation $5,926).

(c) Aggregate restricted stock holdings (see Retention Stock description on page 18) and the value thereof as of December 31, 1994: Mr. Davidson, 80,000 shares, $3,630,000; Mr. Messman, 80,000 shares, $3,630,000; and Mr.
    Matthews, 80,000 shares, $3,630,000. Dividends on these 80,000 share succession related grants to Messrs. Davidson, Messman and Matthews will accumulate but not be paid to the individuals until the lapse of the restricted period and will be subject to forfeiture if service requirements are not met.

(d) Amounts for 1994 represent three-year grants awarded in December 1994. For a description of these 1994 grants, see page 23.

(e) Includes credits in 1992 of $1,577,337 for Mr. Lewis, $788,688 for Messrs, Davidson, Messman and Matthews and $473,201 for Mr. von Bernuth with respect to the initial awards made under the SIP when the Company's Common Stock price first exceeded $50 for 60 consecutive days, including discretionary awards. The additional credits are with respect to subsequent periods when the share price achieved higher levels for 60 consecutive days.

(f) All Other Compensation consists of Company-matched thrift plan contributions (Mr. Lewis $26,400, Mr. Davidson $16,125, Mr. Messman $27,600, Mr. Matthews $12,000 and Mr. von Bernuth $8,775 in 1994), life insurance premiums or payments in lieu thereof in 1994 (Mr. Lewis $35,440, Mr. Davidson $10,964, Mr. Messman $10,053, Mr. Matthews $5,104 and Mr. von Bernuth $4,609) and, for Mr. Lewis, premiums ($73,976 for 1994) associated with split-dollar life insurance policies.
- ---------

  The Company has an employment agreement with Mr. Lewis which provided for his employment through March 31, 1991. If the Company terminates Mr. Lewis' employment without cause (as defined in the agreement) following the expiration of the term of the agreement, Mr. Lewis will be entitled to continuation of his current base salary for two years following such termination. If Mr. Lewis is removed from his position as Chairman and Chief Executive Officer without cause, he has the right under such agreement to treat such removal as a termination of his employment by the Company. Under such agreement, Mr. Lewis may voluntarily terminate his employment with the Company at any time but in that event will receive no further payments or benefits from the Company. Mr. Lewis has agreed not to engage in any business if such business competes, directly or indirectly, with the Company for a minimum of three years after any termination of employment.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information concerning the direct beneficial ownership of the Company's Common Stock as of February 10, 1995 by the Company's Chief Executive Officer and the other four most highly compensated executive officers.

                                          NUMBER OF
                                            SHARES
                                         BENEFICIALLY                             PERCENT OF
            NAME                          OWNED (A)                                 CLASS
            ----                         ------------                             ----------
   Drew Lewis                              453,000                                   0.22%
   Richard K. Davidson                     277,651                                   0.13%
   Jack L. Messman                         227,635                                   0.11%
   L. White Matthews, III                  255,957                                   0.12%
   Carl W. von Bernuth                     126,925                                   0.06%

- ---------
(a) Included in the number of shares beneficially owned by Messrs. Lewis, Davidson, Messman, Matthews and von Bernuth are 280,000, 150,500, 100,000, 143,400 and 97,400 shares, respectively, which such persons have the right to acquire within 60 days pursuant to stock options. Also included in the number of shares owned by Messrs. Davidson, Messman, and Matthews are 80,000 restricted shares each awarded to such persons under the 1993 Stock Option and Retention Stock Plan.

OPTION/SAR GRANTS TABLE

  The following table sets forth information concerning individual grants of stock options during 1994 to the Company's Chief Executive Officer and the other four most highly compensated executive officers. Stock appreciation rights were not granted in 1994.

                                          INDIVIDUAL GRANTS
                        ------------------------------------------------------
                        NUMBER OF
                        SECURITIES
                        UNDERLYING  % OF TOTAL
                         OPTIONS/  OPTIONS/SARS EXERCISE            GRANT DATE
                           SARS     GRANTED TO  OR BASE  EXPIRATION  PRESENT
         NAME           GRANTED(A)  EMPLOYEES    PRICE      DATE     VALUE(B)
         ----           ---------- ------------ -------- ---------- ----------
Drew Lewis              175,000(c)    4.39%      $47.00   12/15/04  $2,026,500
                        175,000(d)    4.39%       47.00   12/15/04   2,026,500
                        175,000(e)    4.39%       47.00   12/15/04   2,026,500
Richard K. Davidson      56,250(c)    1.41%       47.00   12/15/04     651,375
                         56,250(d)    1.41%       47.00   12/15/04     651,375
                         56,250(e)    1.41%       47.00   12/15/04     651,375
Jack L. Messman          50,000(c)    1.25%       47.00   12/15/04     579,000
                         50,000(d)    1.25%       47.00   12/15/04     579,000
                         50,000(e)    1.25%       47.00   12/15/04     579,000
L. White Matthews, III   50,000(c)    1.25%       47.00   12/15/04     579,000
                         50,000(d)    1.25%       47.00   12/15/04     579,000
                         50,000(e)    1.25%       47.00   12/15/04     579,000
Carl W. von Bernuth      37,500(c)    0.94%       47.00   12/15/04     434,250
                         37,500(d)    0.94%       47.00   12/15/04     434,250
                         37,500(e)    0.94%       47.00   12/15/04     434,250

- ---------
(a) With respect to the grants shown for Messrs. Davidson, Messman, Matthews and von Bernuth, 2,000 shares of each grant were in the form of an incentive stock option and the balance in the form of a non-qualified stock option. All of Mr. Lewis' grants were in the form of a non-qualified stock option.

(b) Calculated in accordance with the Black-Scholes option pricing model. The assumptions used in such option pricing model are: expected volatility, 21.49%; expected dividend yield, 3.0%; expected option term, 5 years; and risk-free rate of return, 7.725%.

(c) Options do not become exercisable until one year from date of grant.

(d) Options do not become exercisable until the later of December 15, 1996 and the date the price of the Common Stock has reached $54 per share, provided that such options shall in any event become exercisable, unless previously forfeited, on December 15, 2003.

(e) Options do not become exercisable until the later of December 15, 1997 and the date the price of the Common Stock has reached $60 per share, provided that such options shall in any event become exercisable, unless previously forfeited, on December 15, 2003.
- ---------

OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

  The following table sets forth individual exercises of stock options and appreciation rights during 1994 by the Company's Chief Executive Officer and the other four most highly compensated executive officers.

                                                NUMBER OF
                                               SECURITIES
                                               UNDERLYING       VALUE OF
                                               UNEXERCISED    IN-THE-MONEY
                                             OPTIONS/SARS AT OPTIONS/SARS AT
                                                YEAR-END        YEAR-END
                          SHARES             --------------- ---------------
                        ACQUIRED ON  VALUE    EXERCISABLE/    EXERCISABLE/
         NAME            EXERCISE   REALIZED  UNEXERCISABLE   UNEXERCISABLE
         ----           ----------- -------- --------------- ---------------
Drew Lewis                   -0-    $    -0-     280,000        $    -0-
                                                 525,000             -0-
Richard K. Davidson          -0-         -0-     150,500         398,530
                                                 168,750             -0-
Jack L. Messman              -0-         -0-     100,000             -0-
                                                 150,000             -0-
L. White Matthews, III       -0-         -0-     143,400         409,606
                                                 150,000             -0-
Carl W. von Bernuth        2,511     165,517      97,400         269,910
                                                 112,500             -0-

DEFINED BENEFIT PLANS

  Pensions for non-agreement employees of the Company, Union Pacific Railroad Company, Union Pacific Resources Company and Union Pacific Technologies, Inc., are provided through the Pension Plan for Salaried Employees of Union Pacific Corporation and Affiliates (Basic Plan), the Supplemental Pension Plan for Officers and Managers of Union Pacific Corporation and Affiliates (Supplemental Plan) and the Supplemental Pension Plan for Exempt Salaried Employees of Union Pacific Resources Company and Affiliates (Supplemental
Plan). The amount of the annual pension benefit from all sources is based upon average annual compensation for the 36 consecutive months of highest regular compensation (including up to three cash incentive payments within the 36-month period) within the 120-month period immediately preceding retirement (final average earnings). Regular compensation for this purpose is the aggregate amount reflected in the salary and bonus columns, except for Strategic Incentive Plan payments, of the Summary Compensation Table on page 20. The credited years of service for each of the five individuals named in the Summary Compensation Table are as follows: Mr. Lewis 28, Mr. Davidson 34, Mr. Messman 14, Mr. Matthews 18 and Mr. von Bernuth 15.

  The Supplemental Plans are unfunded non-contributory plans which provide, unlike the Basic Plan, for the grant of additional years of employment and deemed age to officers or supervisors, for the inclusion of earnings in excess of the limits contained in the Internal Revenue Code of 1986, as amended (the
Code), and deferred incentive compensation in the calculation of final average earnings and for any benefit in excess of the limitations provided for under the Code. Messrs. Lewis, Davidson, Messman, Matthews and von Bernuth have accrued benefits under one or more of the Supplemental Plans.

  The Company has purchased annuities to satisfy certain unfunded obligations under the Supplemental Plans to executives and certain other active and former employees and has paid the Federal and State taxes on behalf of such persons imposed in connection with these purchases. These purchases reduce the Company's obligations under the Supplemental Plans. The benefits in the following Pension Plan Table will be reduced for any employee for whom an annuity was purchased by an amount calculated so that the expected aggregate amount received by the employee from the annuity and the Supplemental Plan net of Federal taxes will be the same as the net amount that would have been received from the Supplemental Plan if the annuity had not been purchased.

  The estimated annual benefits payable under the Basic Plan and Supplemental Plans at normal retirement at age 65 based upon final average earnings and years of employment is illustrated in the following table:

                                      PENSION PLAN TABLE
            -----------------------------------------------------------------------
  FINAL
 AVERAGE    15 YEARS OF 20 YEARS OF 25 YEARS OF 30 YEARS OF 35 YEARS OF 40 YEARS OF
 EARNINGS   EMPLOYMENT  EMPLOYMENT  EMPLOYMENT  EMPLOYMENT  EMPLOYMENT  EMPLOYMENT
 --------   ----------- ----------- ----------- ----------- ----------- -----------
$  800,000   $197,880    $263,840   $  329,800  $  395,680  $  434,960  $  474,240
 1,000,000    247,890     330,520      413,150     495,680     544,960     594,240
 1,200,000    297,900     397,200      496,500     595,680     654,960     714,240
 1,400,000    347,910     463,880      579,850     695,680     764,960     834,240
 1,600,000    397,920     530,560      663,200     795,680     874,960     954,240
 1,800,000    447,930     597,240      746,550     895,680     984,960   1,074,240
 2,000,000    497,940     663,920      829,900     995,680   1,094,960   1,194,240
 2,200,000    547,950     730,600      913,250   1,095,680   1,204,960   1,314,240
 2,400,000    597,960     797,280      996,600   1,195,680   1,314,960   1,434,240
 2,600,000    647,970     863,960    1,079,950   1,295,680   1,424,960   1,554,240
 2,800,000    697,980     930,640    1,163,300   1,395,680   1,534,960   1,674,240
 3,000,000    747,990     997,320    1,246,650   1,495,680   1,644,960   1,794,240

  The benefits in the foregoing Pension Plan Table would be paid in the form of a life annuity with a 50% surviving spouse's benefit and reflect offsets for Social Security. The benefits would be somewhat lower if Railroad Retirement offsets were applicable.

FIVE-YEAR PERFORMANCE COMPARISON

  The graph set forth below provides an indicator of cumulative total shareholder returns, assuming reinvestment of dividends, for the Company as compared to the S&P 500 Stock Index and a peer group comprising CSX Corporation, Norfolk Southern Corp., Burlington Northern, Inc., Burlington Resources, Inc., El Paso Natural Gas Co., Santa Fe Pacific Corporation, Santa Fe Natural Resources, Inc., Santa Fe Gold Corporation and Catellus Development Corp. (the real estate development subsidiary of Santa Fe).


                             [GRAPH APPEARS HERE]

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                   AMONG UNP, S&P 500 INDEX AND PEER GROUP.


Measurement period                           S&P         Peer
(Fiscal Year Covered)             UNP        Index       Group
- ---------------------           --------     --------    --------
Measurement PT -
12/89                           $ 100        $ 100       $ 100

FYE 12/90                       $  95.32863  $  96.88539 $  90.21171
FYE 12/91                       $ 143.9254   $ 126.2761  $ 130.4591
FYE 12/92                       $ 167.1601   $ 135.8832  $ 141.4682
FYE 12/93                       $ 183.5445   $ 149.5116  $ 179.9031
FYE 12/94                       $ 137.2406   $ 151.5348  $ 166.7111


                   (2) APPROVAL OF AMENDMENT AND EXTENSION
                        OF THE EXECUTIVE INCENTIVE PLAN

INTRODUCTION

  On July 28, 1994 the Board of Directors approved and recommended for submission to the stockholders for their approval the amendment and extension of the Executive Incentive Plan of Union Pacific Corporation and Subsidiaries (the Plan). The approval by an affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the 1995 Annual Meeting is required for approval of amendment and extension of the Plan.

AMENDMENT AND EXTENSION OF THE PLAN

  In July 1994, the Executive Incentive Plan Committee (the Committee), composed of the members of the Compensation, Benefits and Nominating Committee of the Board of Directors, who are not employees of the Company and who are ineligible to participate in the Company's compensation plans, which is charged with administering the Plan, considered increasing the funding formula requirements, establishing a maximum award formula to ensure the Company is entitled to a tax deduction for compensation to its five most highly compensated executive officers and extending the Plan. Accordingly, the Committee recommended the amendment and extension to the Board of Directors and on July 28, 1994 the Board approved the amendment and extension and recommended that it be submitted to stockholders for their approval for the reasons discussed below.

  The current formula for determining the amount that may be credited to the Incentive Reserve Account under the Plan provides that the maximum amount that may be credited for any year shall be 1.5% of net income when the return on average annual total stockholders' equity is 8.0%, and shall be 3.0% of net income when the return on average annual total stockholders' equity is 10.0% or more. At intermediate levels of return on average annual total stockholders' equity (between 8.0% and 10.0%), the maximum percentage of net income that may be credited to the Incentive Reserve Account will increase 0.075% for each incremental 0.1% increase in the return on average annual total stockholders' equity. The Committee reflected upon the strong performance of the Company in recent years and recommended raising the funding thresholds to reflect that success and to challenge and motivate management to continue producing strong returns for stockholders. Accordingly, the Committee proposed and the Board of Directors approved increasing from 8.0% to 10.0% the return on equity required to credit 1.5% of net income to the Incentive Reserve Account and increasing from 10.0% or more to 12.0% or more the return required to credit a maximum 3.0% of net income to such Account. The intermediate thresholds, as well, would be increased from between 8.0% and 10.0% to between 10.0% and 12.0%.

  The Committee also proposed and the Board of Directors approved amending the Plan to establish a formula to limit the maximum awards to covered employees within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), to ensure the Federal tax deductibility of all awards under the Plan. The proposed formula is described on page 29.

  The Plan currently provides that no awards may be made with respect to any year after calendar year 1995. If the extension is approved by stockholders, awards under the Plan may be made with respect to each calendar year through 2005.

  The Board of Directors believes that the extension of the Plan is desirable since the Plan is a key element in the Company's compensation program. The Plan promotes the Company's interests and those of its stockholders by strengthening the Company's ability to attract and retain the services of employees with experience and ability.

SUMMARY OF THE PLAN AS AMENDED

  The following summary of the material features of the Plan as proposed to be amended does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which has been filed with the Securities and Exchange Commission.

  Administration. The Plan is administered by the Committee. The Committee may delegate its authority under the Plan to one or more officers or employees of the Company or one of its subsidiaries.

  Eligibility. The Committee selects those executives who are to receive awards for any year from among regular employees of the Company or a subsidiary (including officers who are also directors). In 1994, 185 employees participated in the Plan.

  Incentive Reserve Account. The Plan's incentive reserve funding formula provides that the Board of Directors may credit the Incentive Reserve Account each year with such amount as it may determine, subject to a maximum amount for any year of 1.5% of net income when the return on average annual total stockholders' equity is 10.0%, and 3.0% of net income when the return on average annual total stockholders' equity is 12.0% or more. At intermediate levels of return on average annual total stockholders' equity (between 10.0% and 12.0%), the maximum percentage of net income that may be credited to the Incentive Reserve Account will increase 0.075% for each incremental 0.1% increase in the return on average annual total stockholders' equity. Average annual total stockholders' equity is calculated as the average of (i) total stockholders' equity, including preferred stock, as shown on the consolidated financial statements of the Company at the beginning of each year, and (ii) total stockholders' equity, including preferred stock, as shown on the consolidated financial statements of the Company at the end of such year, adjusted in the case of clause (ii) to include income from continuing operations before extraordinary items (determined in conformity with generally accepted accounting principles) and amounts to be credited to the Incentive Reserve Account under the Plan for such year. Net income is the consolidated net earnings from continuing operations (before extraordinary items), determined in accordance with generally accepted accounting principles, before giving effect to provision for amounts to be credited to the Incentive Reserve Account.

  Awards. As soon as practicable at the end of each year, the Committee may grant awards not exceeding the unawarded credit balance in the Incentive Reserve Account to executives in such dollar amounts as it in its sole discretion shall determine. The amount of an individual award will depend upon the Committee's evaluation of such executive's performance. The maximum annual award which may be made to executive officers whose compensation is subject to
Section 162(m) of the Code shall be 0.25% of covered income for the Chief Executive Officer and 0.15% of covered income for other covered executive officers (generally the four highest compensated officers other than the Chief Executive Officer). Covered income is defined as the greater of net income (excludes certain items) for the year or such net income for the first eleven months of the year.

  A designated executive may make an election prior to September 30 in the year for which an award may be granted to him by the Committee specifying that a percentage (in multiples of ten percent) of any award which may be granted to him be in the form of an immediate cash award or a deferred award in one or more Investment Accounts as may be established from time to time by the Committee. Deferred awards are paid after termination of employment or, if elected by the executive, on a date or dates selected by the executive.

  Investment Accounts currently available are designed to mirror the performance of various mutual funds available to employees under the Company's thrift plans, and also include an Account based on the performance of the Common Stock, as well as a "Fixed Income Account" which is credited with interest, compounded quarterly, at an annual rate equal to the average for the previous four years of the interest rates for the month of December in each of such years for Moody's Single A new Public Utility issues and Single A Corporate Bond Yield Averages. The amounts credited in all Investment Accounts represent general liabilities of the Company and do not constitute a trust fund or otherwise create any property interest in any employee or his beneficiary.

  Any amounts credited to the Incentive Reserve Account which are not awarded may be carried forward and be awarded by the Committee in future years during which the Plan remains in effect. At February 10, 1995 the Incentive Reserve Account attributable to 1994 and prior years had an undistributed balance amounting to $17,568,813. The amount credited to the Incentive Reserve Account in respect of each year is reported upon to the Committee by the Company's independent certified public accountants. For 1994, $23,000,000 was credited to the Incentive Reserve Account.

  Amendment, Suspension or Termination. The Board of Directors of the Company may amend, suspend or terminate the Plan at any time, subject to the rights of an executive in awards previously made to him. The Board may not, however, without stockholder approval (i) increase the limitation of the amount of awards which may be granted under the Plan, (ii) extend the period of the Plan or (iii) amend the Plan in a manner which is material for purposes of the stockholder approval requirement of section 162(m) of the Code.

BENEFITS UNDER THE PLAN AS AMENDED

  The proposed amendments would not have affected the amounts paid in 1994 under the Plan. Information with respect to such amounts is set out below:

                     NAME AND POSITION                    DOLLAR VALUE
                     -----------------                    ------------
   Drew Lewis                                             $ 1,500,000
    Chairman and CEO
   Richard K. Davidson                                        800,000
    Chairman and CEO of Union Pacific Railroad Company
   Jack L. Messman                                            685,000
    President and CEO of Union Pacific Resources Company
   L. White Matthews, III                                     560,000
    Executive Vice President--Finance
   Carl W. von Bernuth                                        475,000
    Senior Vice President and General Counsel
   Executive Group                                          5,794,045
   Non-Executive Director Group                                   -0-
   Non-Executive Officer Employee Group                    11,342,348

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 2.

                       (3) APPROVAL OF AMENDMENT OF THE
                  1993 STOCK OPTION AND RETENTION STOCK PLAN

INTRODUCTION

  On July 28, 1994 the Board of Directors approved and recommended for submission to the stockholders for their approval the amendment of the 1993 Stock Option and Retention Stock Plan of Union Pacific Corporation (the Plan). The approval by an affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the 1995 Annual Meeting is required for approval of amendment of the Plan.

AMENDMENT OF THE PLAN

  In July 1994, the Stock Option Committee (the Committee), composed of the members of the Compensation, Benefits and Nominating Committee of the Board of Directors, who are not employees of the Company and who are ineligible to participate in the Company's compensation plans, which is charged with administering the Plan, considered establishing an aggregate award limit to ensure a tax deduction for compensation to the Company's five most highly compensated executive officers. Accordingly, the Committee recommended to the Board of Directors amendment of the Plan to limit aggregate awards to any individual to 10% of the total shares available in the Plan and on July 28, 1994 the Board approved the amendment and recommended that it be submitted to stockholders for their approval.

SUMMARY OF THE PLAN AS AMENDED

  The following summary of the material features of the Plan as proposed to be amended does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which has been filed with the Securities and Exchange Commission.

STOCK SUBJECT TO THE PLAN

  The Plan provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights and retention shares. Under the Plan the maximum number and kind of shares as to which options, stock appreciation rights or retention shares may be granted (subject to adjustment in certain events as described below) is 16 million shares of Common Stock. The aggregate of awards to any one individual shall be limited to 10% of the total shares available in the Plan. Upon the expiration, termination or cancellation (in whole or in part) of unexercised non-qualified or incentive stock options or forfeiture of retention shares on which no dividends have been paid, the shares of Common Stock subject thereto shall again be available for option or grant as retention shares under the Plan. Shares of Common Stock covered by an option, or portion thereof, which is surrendered upon exercise of a stock appreciation right, and forfeited retention shares on which dividends have been paid, shall thereafter be unavailable for option or grant as retention shares under the Plan. The market value of a share of Common Stock based on the closing price on the New York Stock Exchange Composite Tape on February 10, 1995 was $51.00.

ADMINISTRATION

  The Plan is administered by the Committee. The Committee may delegate its authority under the Plan to one or more officers or employees of the Company or one of its subsidiaries, provided, however, that no delegation shall be made of authority to take an action which is required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 to be taken by "disinterested persons" in order that the Plan and transactions thereunder meet the requirements of such Rule.

ELIGIBILITY

  Plan participation is limited to employees of the Company and its subsidiaries. As of December 31, 1994 there were approximately 46,568 employees of the Company and its subsidiaries. Directors who are not full-time employees are not eligible.

  Options, stock appreciation rights and retention shares may be granted by the Committee to eligible employees in such number and at such times during the term of the Plan as the Committee shall determine. In granting options, stock appreciation rights and retention shares the Committee shall take into account such factors as the Committee may deem relevant in respect to accomplishing the Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and their present and potential contributions to the Company's success. Retention shares may be granted only to reward the attainment of individual, Company or subsidiary goals, or to attract or retain employees of the Company or any subsidiary, and shall be granted subject to the attainment of performance goals unless the Committee shall determine otherwise.

TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS

  All non-qualified options granted under the Plan will be options which do not meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the

Code), and will be subject to the following terms and conditions: (i) the option price per share will be determined by the Committee but will not in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted, (ii) in no event will any option be exercisable more than 10 years after the date the option is granted, (iii) except in cases of death or disability of the employee, the shares covered by an option may not be purchased for 12 months after the date on which the option is granted (unless the Committee determines otherwise), or such longer period or periods and subject to such conditions as the Committee may determine, but thereafter may be purchased at one time or in such installments over the balance of the option period as may be provided in the option, and (iv) an option may not be transferred except that it may be exercised by an optionee's legal representatives or heirs. All options will expire immediately if the optionee is discharged from employment for deliberate, willful or gross misconduct. If the optionee's employment is terminated due to retirement, disability or death, the option may be exercised to the extent shares were then purchasable (except that the holding periods described in clause (iii) above will not apply in cases of death or disability, and the Committee may determine that particular limitations shall not apply), but only if exercised within five years after the date of such termination (unless the Committee shall provide for a shorter period at the time the option is granted). In all other cases, the option may be exercised to the extent shares were then purchasable (except that the Committee may determine that particular limitations shall not apply) but only if exercised by the optionee within 3 months of the date of such termination (unless the Committee shall provide for a shorter period at the time the option is granted). The Committee will determine with respect to each option grant the nature and extent of the restrictions, if any, to be imposed on the shares which may be purchased thereunder.

  At the discretion of the Committee, all or a portion of the exercise price of the option may be paid by the surrender of previously acquired Common Stock owned by the optionee or by authorizing the Company to withhold shares of Common Stock otherwise issuable upon exercise of the option. In addition, the Committee may permit the optionee to pay amounts due under applicable withholding tax laws upon exercise of options by authorizing the Company to withhold or accept shares of Common Stock.

TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

  The Committee may also grant a stock appreciation right in connection with a non-qualified option, either at the time of grant or by amendment. Each stock appreciation right shall entitle the optionee to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at fair market value, or in cash, or partly in shares and partly in cash, all as shall be determined by the Committee. The Committee may permit the optionee to pay amounts due under applicable withholding tax laws upon receipt of shares of Common Stock by authorizing the Company to withhold or accept shares of Common Stock.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

  The Committee may also grant incentive stock options as defined under Section 422 of the Code. All incentive stock options issued under the Plan shall, except for the provisions respecting expiration of such options in the event of disability and retirement, be subject to the same terms and conditions as the non-qualified options granted under the Plan. In the case of termination of employment due to disability or retirement, incentive stock options expire as such 12 and 3 months, respectively, after such termination (but such incentive stock options may still be exercised as non-qualified options for the remainder of the exercise period for non-qualified options described above). The aggregate fair market value (determined as of the date the incentive stock option is granted) of the shares of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year, under the Plan or any other stock option plan adopted by the Company or any subsidiary, shall not exceed $100,000.

TERMS AND CONDITIONS OF RETENTION STOCK GRANTS

  The Committee may also grant retention shares to an employee (a participant). Such shares shall be restricted for such periods as the Committee in its discretion shall determine, provided, however, that such periods shall not be less than 3 years from the date of grant (the Restricted Period) and the Committee may also specify other terms and conditions to the right of a participant to receive the shares without restriction (Vesting Conditions). During the Restricted Period and prior to the satisfaction of any Vesting Conditions, the participant shall have the entire beneficial interest in, and all rights and privileges of a stockholder as to, such shares, including the right to vote such shares and, unless the Committee determines otherwise, the right to receive dividends, subject to the following restrictions: (i) the participant shall not be entitled to delivery of the stock certificate until expiration of the Restricted Period and the satisfaction of any Vesting Conditions; (ii) none of the retention shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any Vesting Conditions; and (iii) all of the retention shares shall be forfeited and all rights of the participant to such shares shall terminate unless the participant remains in continuous employment of the Company or a subsidiary during the Restricted Period and until any applicable Vesting Conditions have been satisfied, except as provided below. Unless the Committee determines otherwise at the time retention shares are granted, in case of a participant's termination of employment due to death, disability or retirement either (i) at age 65 or (ii) prior to age 65 at the request of the Company, if all Vesting Conditions have been satisfied, the participant's retention shares shall immediately vest and be delivered to the participant or his beneficiary, as the case may be. If a participant's employment terminates for any reason other than death, disability or retirement as described in the preceding sentence, the participant's retention shares shall be forfeited. If a participant's employment terminates for any reason prior to the satisfaction of any Vesting Conditions, then unless the Committee determines otherwise at the time the retention shares are granted, the participant's retention shares shall be forfeited. On any termination of employment, the Committee may in its discretion permit the participant to retain retention shares which would otherwise be forfeited.

  The Committee may permit a participant to pay amounts due under applicable withholding tax laws on lapse of restrictions on retention shares by authorizing the Company to withhold shares of Common Stock.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

  In the event of recapitalizations, stock splits, stock dividends, combinations or exchanges of shares, mergers, consolidations, rights offerings, separations, spin-offs, reorganizations, liquidations or other changes in the corporate structure or shares of the Company, the Plan provides that the Board of Directors of the Company may, upon the recommendation of the Committee, make such equitable adjustments as it deems appropriate in the number and kind of shares authorized by the Plan, in the option price and in the number and kind of shares or other securities or property subject to options, stock appreciation rights or awards of retention stock.

DURATION AND AMENDMENT OF THE PLAN

  No option or stock appreciation right or retention shares may be granted pursuant to the Plan after April 16, 2003. The Board of Directors may at any time terminate the Plan with respect to any shares of the Common Stock not at the time subject to an option, stock appreciation right or retention share grant and may alter or amend the Plan (including any amendment deemed necessary to ensure that the Company may obtain any required regulatory approval or to ensure that the grant or exercise of options or stock appreciation rights, or the grant or payment of retention shares or any other provision of the Plan complies with Section 16(b) of the Securities Exchange Act of 1934), provided, however, that without the approval of stockholders no amendment may be made which would (i) increase the maximum number of shares for which options, stock appreciation rights or retention shares may be granted under the Plan (except in the case of adjustments in the event of capital changes as referred to above), (ii) extend the term of the Plan or (iii) change the class of eligible persons who may receive options, stock appreciation rights or retention shares under the Plan. No change may be made in any option, stock appreciation right or retention shares previously granted that would impair the rights of an optionee or participant without his or her consent.

TAX STATUS OF NON-QUALIFIED OPTIONS, STOCK APPRECIATION RIGHTS, INCENTIVE STOCK OPTIONS AND RETENTION SHARES

  Counsel has advised that under present Federal tax laws and regulations, the Federal income tax consequences to optionees and the Company as a result of the grant and exercise of non-qualified stock options, stock appreciation rights, and incentive stock options pursuant to the Plan, and to participants and the Company as a result of the grant of retention shares and the lapse of the restrictions thereon pursuant to the Plan, should be as described below.

  Non-Qualified Stock Options and Stock Appreciation Rights. Optionees will not have taxable income upon the grant of a non-qualified stock option or a non-qualified stock option with a stock appreciation right attached. Upon the exercise of a non-qualified stock option or a related stock appreciation right, the Federal income tax consequences to the optionee depend upon whether or not the stock issued upon exercise is both non-transferable and subject to a substantial risk of forfeiture. Unless both of the foregoing conditions are present, the optionee will have taxable income at the time of such exercise equal to the excess of the fair market value of the option stock on the date of exercise over the option price.

  The Company or a subsidiary will be generally entitled to a deduction, for Federal income tax purposes, in the same amount as the income that the optionee recognizes and in the taxable year in which the optionee recognizes the income. An optionee exercising a non-qualified stock option or a stock appreciation right is subject to withholding for Federal, and generally for state and local, income and payroll taxes.

  Incentive Stock Options. Optionees will not have taxable income upon the grant of an incentive stock option. Upon the exercise of an incentive stock option, the optionee will not have taxable income, provided the optionee at all times from the date of the granting of the incentive stock option to a date three months before the date of exercise has been an employee of the Company or a subsidiary. In the case of an optionee who is disabled within the meaning of Section 22(e)(3) of the Code, the three-month period is extended to one year. The excess of (i) the fair market value (on the exercise date) of the stock transferred to an optionee pursuant to his or her exercise of an incentive stock option over (ii) the option exercise price, increases the optionee's income for purposes of the alternative minimum tax and may as a consequence give rise to a liability under that tax.

  If the optionee makes a "disqualifying disposition" of stock acquired pursuant to the exercise of an incentive stock option, the optionee will recognize taxable income equal to the amount by which the fair market value of the option stock at the time of exercise (or, if less, the amount realized on such disposition) exceeds the option price. A disqualifying disposition generally includes a sale, exchange, gift, or transfer of legal title within one year of exercise of the incentive stock option or within two years of grant, whichever is later.

  The Company and its subsidiaries will not be entitled to any Federal income tax deductions with respect to incentive stock options unless the optionee makes a disqualifying disposition of the option stock. If an optionee makes such a disposition, the Company or a subsidiary will then be entitled to a tax deduction equal to the amount by which the fair market value of the option stock at the time of exercise (or, if less, the amount realized on such disposition) exceeds the option price.

  Retention Shares. The Federal income tax consequences of a grant of retention shares depend upon whether or not a participant elects to be taxed at the time of the grant of such shares.

  If no election is made, the participant will not recognize taxable income at the time of the grant of the retention shares. When the restrictions on the shares lapse, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the retention shares at that time.

  If the election is made, the participant will recognize taxable income at the time of the grant of the retention shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof.

  The participant is subject to withholding for Federal, and generally for state and local, income and payroll taxes at the time that he or she recognizes income as a result of the grant of the retention shares or lapse of restrictions. Dividends payable to the participant prior to that time are taxed as additional compensation, not as dividend income.

  The participant's tax basis in the retention shares is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if such shares are otherwise capital assets.

  The Company or a subsidiary generally will be entitled to a tax deduction in the same amount as the income recognized by the participant as a result of the grant of retention shares or lapse of restrictions and in the taxable year in which the participant recognizes such income, and also for any dividends payable before the participant recognizes such income.

GRANTS UNDER THE PLAN AS AMENDED

  The proposed amendment would not have affected the grants of option and retention shares under the Plan in 1994. Information with respect to such grants is set out below:

             NAME AND POSITION                 OPTIONS (A)    RETENTION SHARES
             -----------------               ---------------- ----------------
Drew Lewis                                     525,000 shares         -0-
 Chairman and CEO
Richard K. Davidson                            168,750 shares      40,000
 Chairman and CEO of Union Pacific Railroad
 Company
Jack L. Messman                                150,000 shares      40,000
 President and CEO of Union Pacific
 Resources Company
L. White Matthews, III                         150,000 shares      40,000
 Executive Vice President-Finance
Carl W. von Bernuth                            112,500 shares         -0-
 Senior Vice President and General Counsel
Executive Group                              1,554,450 shares     120,000
Non-Executive Director Group                              -0-         -0-
Non-Executive Officer Employee Group         2,445,750 shares      74,350

- ---------
(a) Generally represents three-year grants as described on page 23.
- ---------

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 3.

                (4) RATIFICATION OF APPOINTMENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

  The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche as the firm of independent certified public accountants to audit the books and accounts of the Company and its consolidated subsidiaries for the year 1995 subject to ratification by stockholders. The appointment of Deloitte & Touche continues a relationship that began in 1969.

  A representative of Deloitte & Touche is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions by stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF PROPOSAL 4.

                                 OTHER BUSINESS

  The only business to come before the meeting of which the management is aware is set forth in this Proxy Statement. If any other business is presented for action, it is intended that discretionary authority to vote the proxies shall be exercised in respect thereof.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                               J. L. SWANTAK
                                               Vice President and Secretary

   Any security holder wishing to receive, without charge, a copy of Union Pacific's 1994 Annual Report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission or the Company's report, "Commitment to Workplace Diversity" (which will be available after June 1,
 1995) should write to Secretary, Union Pacific Corporation, Martin Tower, Eighth and Eaton Avenues, Bethlehem, PA 18018.

   [LOGO OF UNION PACIFIC
   CORPORATION APPEARS HERE]
P
R         MARTIN TOWER
O  EIGHTH AND EATON AVENUES
X     BETHLEHEM, PA 18018
Y


                                     PROXY
                        SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING APRIL 21, 1995
                              SALT LAKE CITY, UTAH

   The UNDERSIGNED hereby appoints DREW LEWIS and JUDY L. SWANTAK as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote all the shares of stock of UNION PACIFIC CORPORATION which the undersigned is entitled to vote at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters that may properly come before the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

                                                                          (OVER)

[X]  Please mark your
     vote as in this                                      1395
     example.

This Proxy when properly executed will be voted in the manner directed herein.
If no direction is made, this Proxy will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4.
- --------------------------------------------------------------------------------
If no direction is made or if you vote "FOR" the election of the nominees as directors, the proxies will allocate votes in their discretion among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    The Board recommends a vote FOR
      proposals 2, 3 and 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

________________________________________________________

________________________________________________________
SIGNATURE (S)                                       DATE

    [LOGO OF UNION PACIFIC
    CORPORATION APPEARS HERE]
 P
 R        MARTIN TOWER
 O  EIGHTH AND EATON AVENUES
 X      BETHLEHEM, PA 18018
 Y


                                     PROXY
                        SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING APRIL 21, 1995
                              SALT LAKE CITY, UTAH

   The UNDERSIGNED hereby appoints DREW LEWIS and JUDY L. SWANTAK as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote all the shares of stock of UNION PACIFIC CORPORATION which the undersigned is entitled to vote at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side and described in the proxy statement for the meeting, and, in their discretion, upon any other matters that may properly come before the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

                                                                          (OVER)

[X]  Please mark your
     vote as in this                                      1758
     example.

This Proxy when properly executed will be voted in the manner directed herein.
If no direction is made, this Proxy will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4.
- --------------------------------------------------------------------------------
If no direction is made or if you vote "FOR" the election of the nominees as directors, the proxies will allocate votes in their discretion among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    The Board recommends a vote FOR
      proposals 2, 3 and 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

________________________________________________________

________________________________________________________
SIGNATURE (S)                                       DATE

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Boatmen's National Bank:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Missouri Pacific Corporation Employee Stock Ownership Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones, R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will not be voted by the Trustee.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Citibank N.A.:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Corporation Employee Stock Ownership Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones, R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposal 2, 3 and 4. If you do not return this card, your shares will not be voted by the Trustee.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my USPCI, Inc., Savings Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will be voted by the Trustee in the same proportion as the shares with respect to which such instructions are received.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      1964
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Motor Freight Company Employee 401(k) Retirement Thrift Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will be voted by the Trustee in the same proportion as the shares with respect to which such instructions are received.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      5486
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Fruit Express Company Agreement Employee 401(k) Retirement Thrift Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will be voted by the Trustee in the same proportion as the shares with respect to which such instructions are received.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      1965
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Resources Company Employees Thrift Plan PAYSOP account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will not be voted by the Trustee.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      3030
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Skyway Retirement Savings Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will be voted by the Trustee in the same proportion as the shares with respect to which such instructions are received.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      5471
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Resources Company Employees Thrift Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will be voted by the Trustee in the same proportion as the shares with respect to which such instructions are received.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      6146
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Agreement Employee 401(k) Retirement Thrift Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will be voted by the Trustee in the same proportion as the shares with respect to which such instructions are received.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      6323
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Corporation Thrift Plan account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will be voted by the Trustee in the same proportion as the shares with respect to which such instructions are received.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      6348
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member

                             UNION PACIFIC CORPORATION
                              VOTING INSTRUCTIONS FOR
                           ANNUAL MEETING APRIL 21, 1995
                               SALT LAKE CITY, UTAH

   To Vanguard Fiduciary Trust Company:

   The UNDERSIGNED hereby instructs you to vote, in person or by proxy, all the shares of stock of UNION PACIFIC CORPORATION which were allocated to my Union Pacific Corporation Thrift Plan PAYSOP account as of February 10, 1995 at the annual meeting of stockholders to be held on April 21, 1995 or any adjournment thereof as indicated upon all matters referred to on the reverse side of this card and described in the proxy statement for the meeting.

           Election of Directors

           NOMINEES: R. P. Bauman, R. K. Davidson, E. T. Gerry, Jr., L. M. Jones,R. J. Mahoney, L. W. Matthews, III, J. L. Messman and J. D. Robinson, III

   This card when properly executed will be voted in the manner directed herein. If no direction is made, this card will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4. If you do not return this card, your shares will not be voted by the Trustee.

                                                                          (OVER)

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS                                      6381
     EXAMPLE.

If no direction is made or if you vote "FOR" the election of the nominees as directors, your votes will be allocated equally among the nominees, unless otherwise specified.

                     FOR       WITHHELD
1. Election of     +++++++      +++++++
   Directors       +     +      +     +
   (see reverse)   +     +      +     +
                   +++++++      +++++++

For, except vote withhold from the following nominee(s):


________________________________________________________

To distribute your votes on a cumulative basis, write below the name(s) of the nominee(s) you wish to vote for and the number of votes you wish to cast for each


________________________________________________________

    THE UNION PACIFIC BOARD OF DIRECTORS RECOMMENDS
    A VOTE FOR PROPOSALS 2, 3 AND 4.

                                     FOR        AGAINST      ABSTAIN
 2. Approve amendment and          +++++++      +++++++      +++++++
    extension of the Executive     +     +      +     +      +     +
    Incentive Plan.                +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 3. Approve amendment of the       +++++++      +++++++      +++++++
    1993 Stock Option and          +     +      +     +      +     +
    Retention Stock Plan.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++

 4. Ratify appointment of          +++++++      +++++++      +++++++
    Deloitte & Touche as           +     +      +     +      +     +
    independent auditors.          +     +      +     +      +     +
                                   +++++++      +++++++      +++++++



 ______________________________________ DATE ___________
 Signature of Member


       COVER

                                   1993

                   STOCK OPTION AND RETENTION STOCK PLAN

                                    of

                         UNION PACIFIC CORPORATION



                       (Effective April 16, 1993 -
                       As Amended September 30, 1993
                            and July 28, 1994)

                1993 STOCK OPTION AND RETENTION STOCK PLAN
                       OF UNION PACIFIC CORPORATION

1.   PURPOSE

     The purpose of the 1993 Stock Option and Retention Stock Plan of Union Pacific Corporation is to promote and closely align the interests of employees of Union Pacific Corporation and its shareholders by providing stock based compensation. The Plan is intended to strengthen Union Pacific Corporation's ability to reward performance which enhances long term shareholder value; to increase employee stock ownership through performance based compensation plans; and to strengthen the company's ability to attract and retain an outstanding employee and executive team.

2.   DEFINITIONS

     The following terms shall have the following meanings:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Approved Leave of Absence" means a leave of absence of definite length approved by the Senior Vice President - Human
Resources of the Company, or by any other officer of the Company to whom the Committee delegates such authority.

     "Award" means an award of Retention Shares pursuant to the Plan.

     "Beneficiary" means any person or persons designated in writing by a Participant to the Committee on a form prescribed by it for that purpose, which designation shall be revocable at any time by the Participant prior to his or her death, provided that, in the absence of such a designation or the failure of the person or persons so designated to survive the Participant, "Beneficiary" shall mean such Participant's estate; and further provided that no designation of Beneficiary shall be effective unless it is received by the Company before the Participant's death.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any successor statute.

     "Committee" means the Committee designated by the Board to administer the Plan pursuant to Section 3.

     "Common Stock" means the Common Stock, par value $2.50 per share, of the Company.

     "Company" means Union Pacific Corporation, a Utah corporation, or any successor corporation.

     "Option" means each non-qualified stock option, incentive stock option and stock appreciation right granted under the Plan.

     "Optionee" means any employee of the Company or a Subsidiary
(including directors who are also such employees) who is granted an Option under the Plan.

     "Participant" means any employee of the Company or a Subsid-iary (including directors who are also such employees) who is granted an Award under the Plan.

     "Plan" means this 1993 Stock Option and Retention Stock Plan, as amended from time to time.

     "Retention Shares" means shares of Common Stock subject to an Award granted under the Plan.

     "Restriction Period" means the period defined in Section 9(a).

     "Subsidiary" means any corporation of which the Company owns directly or indirectly at least a majority of the outstanding shares of voting stock.

     "Vesting Condition" means any condition to the vesting of Retention Shares established by the Committee pursuant to Section
9.

3.   ADMINISTRATION

     The Plan shall be administered by the Committee which shall be comprised of not less than three members of the Board, none of whom shall be employees of the Company or any Subsidiary. The Committee shall (i) grant Options to Optionees and make Awards of Retention Shares to Participants, and (ii) determine the terms and conditions of such Options and Awards of Retention Shares, all in accordance with the provisions of the Plan. The Committee shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and Options and Awards granted thereunder as it may deem necessary or advisable. The Committee may delegate its authority under the Plan to one or more officers or employees of the Company or a Subsidiary, provided, however, that no delegation shall be made of authority to take an action which is required by Rule 16b-3 promulgated under the Act to be taken by "disinterested persons" in order that the Plan and transactions thereunder meet the requirements of such Rule. Each Option and grant of Retention Shares shall, if required by the Committee, be evidenced by an agreement to be executed by the Company and the Optionee or Participant, respectively, and contain provisions not inconsistent with the Plan. All determinations of the Committee shall be by a majority of its members and shall be evidenced by resolution, written consent or other appropriate action, and the Committee's determinations shall be final. Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company.

4.   ELIGIBILITY

     To be eligible for selection by the Committee to participate in the Plan an individual must be an employee of the Company or a Subsidiary. Directors who are not full-time salaried employees shall not be eligible. In granting Options or Awards of Retention Shares to eligible employees, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company or a Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.   STOCK SUBJECT TO THE PLAN

     Subject to the provisions of Section 11 hereof, the maximum number and kind of shares as to which Options or Retention Shares may at any time be granted under the Plan are 16 million shares of Common Stock. No Participant may receive Options or Awards aggregating more than 10% of the shares of Common Stock available under the Plan. Shares of Common Stock subject to Options or Awards under the Plan may be either authorized but unissued shares or shares previously issued and reacquired by the Company. Upon the expiration, termination or cancellation (in whole or in part) of unexercised Options, shares of Common Stock subject thereto shall again be available for option or grant as Retention Shares under the Plan. Shares of Common Stock covered by an Option, or portion thereof, which is surrendered upon the exercise of a stock appreciation right, shall thereafter be unavailable for option or grant as Retention Shares under the Plan. Upon the forfeiture (in whole or in part) of a grant of Retention Shares, the shares of Common Stock subject to such forfeiture shall again be available for option or grant as Retention Shares under the Plan if no dividends have been paid on the forfeited shares, and otherwise shall be unavailable for such an option or grant.

6.   TERMS AND CONDITIONS OF NON-QUALIFIED OPTIONS

     All non-qualified options under the Plan shall be granted subject to the following terms and conditions:

     (a) Option Price. The option price per share with respect to each option shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted, such fair market value to be determined in accordance with the procedures to be established by the Committee.

     (b) Duration of Options. Options shall be exercisable at such time or times and under such conditions as set forth in the written agreement evidencing such option, but in no event shall any option be exercisable subsequent to the tenth anniversary of the date on which the option is granted.

     (c) Exercise of Option. Except as provided in Section 6(h), 6(i) or 8(c), the shares of Common Stock covered by an option may not be purchased prior to the first anniversary of the date on which the option is granted (unless the Committee shall determine otherwise), or such longer period or periods, and subject to such conditions, as the Committee may determine, but thereafter may be purchased at one time or in such installments over the balance of the option period as may be provided in the option. Any shares not purchased on the applicable installment date may, unless the Committee shall have determined otherwise, be purchased thereafter at any time prior to the final expiration of the option. To the extent that the right to purchase shares has accrued thereunder, options may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the option is being exercised.

     (d) Payment. Shares of Common Stock purchased under options shall, at the time of purchase, be paid for in full. All, or any portion, of the option exercise price may, at the discretion of the Committee, be paid by the surrender to the Company, at the time of exercise, of shares of previously acquired Common Stock owned by the Optionee, to the extent that such payment does not require the surrender of a fractional share of such previously acquired Common Stock. In addition, to the extent permitted by the Committee, the option exercise price may be paid by authorizing the Company to withhold Common Stock otherwise issuable on exercise of the option. Such shares previously acquired or shares withheld to pay the option exercise price shall be valued at fair market value on the date the option is exercised in accordance with the procedures to be established by the Committee. A holder of an option shall have none of the rights of a stockholder until the shares of Common Stock are issued to him or her. If an amount is payable by an Optionee to the Company or a Subsidiary under applicable withhold-ing tax laws in connection with the exercise of non-qualified options, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Optionee to make such payment, in whole or in part, by electing to authorize the Company to withhold or accept shares of Common Stock having a fair market value equal to the amount to be paid under such withholding tax laws.

     (e) Restrictions. The Committee shall determine, with respect to each option, the nature and extent of the restrictions, if any, to be imposed on the shares of Common Stock which may be purchased thereunder including restrictions on the transferability of such shares acquired through the exercise of such option. Without limiting the generality of the foregoing, the Committee may impose conditions restricting absolutely or conditionally the transferability of shares acquired through the exercise of options for such periods, and subject to such conditions, including continued employment of the Optionee by the Company or a Subsid-iary, as the Committee may determine.

     (f) Purchase for Investment. The Committee shall have the right to require that each Optionee or other person who shall exercise an option under the Plan represent and agree that any shares of Common Stock purchased pursuant to such option will be purchased for investment and not with a view to the distribution or resale thereof or that such shares will not be sold except in accordance with such restrictions or limitations as may be set forth in the written agreement granting such option.

     (g) Non-Transferability of Options. During an Optionee's lifetime, the option may be exercised only by the Optionee.
Options shall not be transferable, except for exercise by the Optionee's legal representatives or heirs.

     (h) Termination of Employment. Upon the termination of an Optionee's employment, for any reason other than death, the option shall be exercisable only as to those shares of Common Stock which were then subject to the exercise of such option, provided that (I) in the case of disability as described below, any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire according to the following schedule (unless the Committee shall provide for shorter periods at the time the option is granted):

          (i) Retirement. Option shall expire, unless exercised, five (5) years after the Optionee's retirement from the Company or any Subsidiary under the provisions of the Company's or a Subsidiary's pension plan.

          (ii) Disability. Option shall expire, unless exercised, five (5) years after the date the Optionee is eligible to receive disability benefits under the provisions of the Company's or a Subsidiary's long-term disability plan.

          (iii) Gross Misconduct. Option shall expire upon receipt by the Optionee of the notice of termination if he or she is terminated for deliberate, willful or gross misconduct as determined by the Company.

          (iv) All Other Terminations. Option shall expire, unless exercised, three (3) months after the date of such termination.

     (i) Death of Optionee. Upon the death of an Optionee during his or her period of employment, the option shall be exercisable only as to those shares of Common Stock which were subject to the exercise of such option at the time of his or her death, provided that (I) any holding period required by Section 6(c) shall automatically be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire, unless exercised by the Optionee's legal representatives or heirs, five
(5) years after the date of death (unless the Committee shall provide for a shorter period at the time the option is granted).

In no event, however, shall any option be exercisable pursuant to Sections 6(h) or (i) subsequent to the tenth anniversary of the date on which it is granted.

7.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

     (a) General. The Committee may also grant a stock apprecia-tion right in connection with a non-qualified option, either at the time of grant or by amendment. Such stock appreciation right shall cover the same shares covered by such option (or such lesser number of shares of Common Stock as the Committee may determine) and shall, except for the provisions of Section 6(d) hereof, be subject to the same terms and conditions as the related non-qualified option.

     (b) Exercise and Payment. Each stock appreciation right shall entitle the Optionee to surrender to the Company unexercised the related option, or any portion thereof, and to receive from the Company in exchange therefor an amount equal to the excess of the fair market value of one share of Common Stock over the option price per share times the number of shares covered by the option, or portion thereof, which is surrendered. Payment shall be made in shares of Common Stock valued at fair market value, or in cash, or partly in shares and partly in cash, all as shall be determined by the Committee. The fair market value shall be the value determined in accordance with procedures established by the Committee. Stock appreciation rights may be exercised from time to time upon actual receipt by the Company of written notice stating the number of shares of Common Stock with respect to which the stock appreciation right is being exercised, provided that if a stock appreciation right expires unexercised, it shall be deemed exercised on the expiration date if any amount would be payable with respect thereto. No fractional shares shall be issued but instead cash shall be paid for a fraction or, if the Committee should so determine, the number of shares shall be rounded downward to the next whole share. If an amount is payable by an Optionee to the Company or a Subsidiary under applicable withholding tax laws in connection with the exercise of stock appreciation rights, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Optionee to make such payment, in whole or in part, by electing to authorize the Company to withhold or accept shares of Common Stock having a fair market value equal to the amount to be paid under such withholding tax laws.

     (c) Restrictions. The obligation of the Company to satisfy any stock appreciation right exercised by an Optionee subject to
Section 16 of the Act shall be conditioned upon the prior receipt by the Company of an opinion of counsel to the Company that any such satisfaction will not create an obligation on the part of such Optionee pursuant to Section 16(b) of the Act to reimburse the Company for any statutory profit which might be held to result from such satisfaction.

8.   TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS.

     (a) General. The Committee may also grant incentive stock options as defined under section 422 of the Code. All incentive stock options issued under the Plan shall, except for the provi-sions of Sections 6(h) and (i) and Section 7 hereof, be subject to the same terms and conditions as the non-qualified options granted under the Plan. In addition, incentive stock options shall be subject to the conditions of Sections 8(b), (c), (d) and (e).

     (b) Limitation of Exercise. The aggregate fair market value (determined as of the date the incentive stock option is granted) of the shares of stock with respect to which incentive stock options are exercisable for the first time by such Optionee during any calendar year, under this Plan or any other stock option plans adopted by the Company, its Subsidiaries or any predecessor companies thereof, shall not exceed $100,000. If any incentive stock options become exercisable in any year in excess of the $100,000 limitation, options representing such excess shall become non-qualified options exercisable pursuant to the terms of Section 6 hereof and shall not be exercisable as incentive stock options.

     (c) Termination of Employment. Upon the termination of an Optionee's employment, for any reason other than death, his or her incentive stock option shall be exercisable only as to those shares of Common Stock which were then subject to the exercise of such option provided that (I) in the case of disability as described below, any holding period required by Section 6(c) shall automati-cally be deemed to be satisfied and (II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire as an incentive stock option (but shall become a non-qualified option exercisable pursuant to the terms of Section 6 hereof less the period already elapsed under such Section), according to the following schedule (unless the Committee shall provide for shorter periods at the time the incentive stock option is granted):

          (i) Retirement. An incentive stock option shall expire, unless exercised, three (3) months after the Optionee's retirement from the Company or any Subsidiary under the provisions of the Company's or a Subsidiary's pension plan.

          (ii) Disability. In the case of an Optionee who is disabled within the meaning of section 22(e)(3) of the Code, an incentive stock option shall expire, unless exercised, one
     (1) year after the earlier of the date the Optionee terminates employment or the date the Optionee is eligible to receive disability benefits under the provisions of the Company's or a Subsidiary's long-term disability plan.

          (iii) Gross Misconduct. An incentive stock option shall expire upon receipt by the Optionee of the notice of termina-tion if he or she is terminated for deliberate, willful or gross misconduct as determined by the Company.

          (iv) All Other Terminations. An incentive stock option shall expire, unless exercised, three (3) months after the date of such termination.

     (d) Death of Optionee. Upon the death of an Optionee during his or her period of employment, the incentive stock option shall be exercisable as an incentive stock option only as to those shares of Common Stock which were subject to the exercise of such option at the time of death, provided that (I) any holding period required by Section 6(c) shall automatically be deemed to be satisfied, and
(II) the Committee may determine that particular limitations and restrictions under the Plan shall not apply, and such option shall expire, unless exercised by the Optionee's legal representatives or heirs, five (5) years after the date of death (unless the Committee shall provide for a shorter period at the time the option is granted).

     (e) Leave of Absence. A leave of absence, whether or not an Approved Leave of Absence, shall be deemed a termination of employment for purposes of Section 8.

In no event, however, shall any incentive stock option be exercis-able pursuant to Sections 8(c) or (d) subsequent to the tenth anniversary of the date on which it was granted.

9.   TERMS AND CONDITIONS OF AWARDS OF RETENTION STOCK

     (a) General. Retention Shares may be granted only to reward the attainment of individual, Company or Subsidiary goals, or to attract or retain officers or other employees of the Company or any Subsidiary, and shall be granted subject to the attainment of performance goals unless the Committee shall determine otherwise. With respect to each grant of Retention Shares under the Plan, the Committee shall determine the period or periods, including any conditions for determining such period or periods, during which the restrictions set forth in Section 9(b) shall apply, provided that in no event, other than as provided in Section 9(c), shall such restrictions terminate prior to 3 years after the date of grant (the "Restriction Period"), and may also specify any other terms or conditions to the right of the Participant to receive such Retention Shares ("Vesting Conditions"). Subject to Section 9(c) and any such Vesting Condition, a grant of Retention Shares shall be effective for the Restriction Period and may not be revoked.


     (b) Restrictions. At the time of grant of Retention Shares to a Participant, a certificate representing the number of shares of Common Stock granted shall be registered in the Participant's name but shall be held by the Company for his or her account. The Participant shall have the entire beneficial ownership interest in, and all rights and privileges of a stockholder as to, such Retention Shares, including the right to vote such Retention Shares and, unless the Committee shall determine otherwise, the right to receive dividends thereon, subject to the following: (i) subject to Section 9(c), the Participant shall not be entitled to delivery of the stock certificate until the expiration of the Restriction Period and the satisfaction of any Vesting Conditions; (ii) none of the Retention Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restriction Period or prior to the satisfaction of any Vesting Conditions; and
(iii) all of the Retention Shares shall be forfeited and all rights of the Participant to such Retention Shares shall terminate without further obligation on the part of the Company unless the Partici-pant remains in the continuous employment of the Company or a Subsidiary for the entire Restriction Period, except as provided by Sections 9(a) and 9(c), and any applicable Vesting Conditions have been satisfied. Any shares of Common Stock or other securities or property received as a result of a transaction listed in Section 11 shall be subject to the same restrictions as such Retention Shares unless the Committee shall determine otherwise.

     (c)  Termination of Employment.

          (i) Disability and Retirement. Unless the Committee shall determine otherwise at the time of grant of Retention Shares, if (A) a Participant ceases to be an employee of the Company or a Subsidiary prior to the end of a Restriction Period, by reason of disability under the provisions of the Company's or a Subsidiary's long-term disability plan or retirement under the provisions of the Company's or a Subsidiary's pension plan either (i) at age 65 or (ii) prior to age 65 at the request of the Company or a Subsidiary, and
     (B) all Vesting Conditions have been satisfied, the Retention Shares granted to such Participant shall immediately vest and all restrictions applicable to such shares shall lapse. A certificate for such shares shall be delivered to the Partici-pant in accordance with the provisions of Section 9(d).

          (ii) Death. Unless the Committee shall determine otherwise at the time of grant of Retention Shares, if (A) a Participant ceases to be an employee of the Company or a Subsidiary prior to the end of a Restriction Period by reason of death, and (B) all Vesting Conditions have been satisfied, the Retention Shares granted to such Participant shall immediately vest in his or her Beneficiary, and all restric-tions applicable to such shares shall lapse. A certificate for such shares shall be delivered to the Participant's Beneficiary in accordance with the provisions of Section 9(d).

          (iii) All Other Terminations. If a Participant ceases to be an employee of the Company or a Subsidiary prior to the end of a Restriction Period for any reason other than death, disability or retirement as provided in Section 9(c)(i) and
     (ii), the Participant shall immediately forfeit all Retention Shares then subject to the restrictions of Section 9(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employ-ment has so terminated to retain any or all of the Retention Shares then subject to the restrictions of Section 9(b) and all restrictions applicable to such retained shares shall lapse. A certificate for such retained shares shall be delivered to the Participant in accordance with the provisions of Section 9(d).

          (iv) Vesting Conditions. Unless the Committee shall determine otherwise at the time of grant of Retention Shares, if a Participant ceases to be an employee of the Company for any reason prior to the satisfaction of any Vesting Condi-tions, the Participant shall immediately forfeit all Retention Shares then subject to the restrictions of Section 9(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employ-ment has so terminated to retain any or all of the Retention Shares then subject to the restrictions of Section 9(b) and all restrictions applicable to such retained shares shall lapse. A certificate for such retained shares shall be delivered to the Participant in accordance with the provisions of Section 9(d).

     (d) Payment of Retention Shares. At the end of the Restric-tion Period and after all Vesting Conditions have been satisfied, or at such earlier time as provided for in Section 9(c) or as the Committee, in its sole discretion, may otherwise determine, all restrictions applicable to the Retention Shares shall lapse, and a stock certificate for a number of shares of Common Stock equal to the number of Retention Shares, free of all restrictions, shall be delivered to the Participant or his or her Beneficiary, as the case may be. If an amount is payable by a Participant to the Company or a Subsidiary under applicable withholding tax laws in connection with the lapse of such restrictions, the Committee, in its sole discretion, may permit the Participant to make such payment, in whole or in part, by authorizing the Company to transfer to the Company Retention Shares otherwise deliverable to the Participant having a fair market value equal to the amount to be paid under such withholding tax laws.

10.  REGULATORY APPROVALS AND LISTING

     The Company shall not be required to issue to an Optionee, Participant or a Beneficiary, as the case may be, any certificate for any shares of Common Stock upon exercise of an option or for any Retention Shares granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable, (ii) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed, and
(iii) the completion of any registration or other qualification of such shares under any state or Federal law or rulings or regula-tions of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

11.  ADJUSTMENT IN EVENT OF CHANGES IN CAPITALIZATION

     In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, separation, spin-off, reorganization or liquida-tion, or any other change in the corporate structure or shares of the Company, the Board, upon recommendation of the Committee, may make such equitable adjustments as it may deem appropriate in the number and kind of shares authorized by the Plan, in the option price of outstanding Options, and in the number and kind of shares or other securities or property subject to Options or covered by outstanding Awards.

12.  TERM OF THE PLAN

     No Options or Retention Shares shall be granted pursuant to the Plan after April 16, 2003, but grants of Options and Retention Shares theretofore granted may extend beyond that date and the terms and conditions of the Plan shall continue to apply thereto.

13.  TERMINATION OR AMENDMENT OF THE PLAN

     The Board may at any time terminate the Plan with respect to any shares of Common Stock not at that time subject to outstanding Options or Awards, and may from time to time alter or amend the Plan or any part thereof (including, but without limiting the generality of the foregoing, any amendment deemed necessary to ensure that the Company may obtain any approval referred to in
Section 10 or to ensure that the grant of Options or Awards, the exercise of Options or payment of Retention Shares or any other provision or the Plan complies with Section 16(b) of the Act), provided that no change with respect to any Options or Retention Shares theretofore granted may be made which would impair the rights of an Optionee or Participant without the consent of such Optionee or Participant and, further, that without the approval of stockholders, no alteration or amendment may be made which would
(i) increase the maximum number of shares of Common Stock subject to the Plan as set forth in Section 5 (except by operation of Section 11), (ii) extend the term of the Plan, (iii) change the class of eligible persons who may receive Options or Awards of Retention Shares under the Plan or (iv) increase the limitation set forth in Section 5 on the maximum number of shares that any Participant may receive under the Plan.

14.  LEAVE OF ABSENCE

     Unless the Committee shall determine otherwise, a leave of absence other than an Approved Leave of Absence shall be deemed a termination of employment for purposes of the Plan. An Approved Leave of Absence shall not be deemed a termination of employment for purposes of the Plan (except for purposes of Section 8), but the period of such Leave of Absence shall not be counted toward satisfaction of any Restriction Period or any holding period described in Section 6(c).

15.  GENERAL PROVISIONS

     (a) Neither the Plan nor the grant of any Option or Award nor any action by the Company, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of the Company or a Subsidiary. The Company and each Subsidiary expressly reserve the right to discharge, without liability but subject to his or her rights under the Plan, any Optionee or Participant whenever in the sole discretion of the Company or a Subsidiary, as the case may be, its interest may so require.

     (b) All questions pertaining to the construction, regulation, validity and effect of the Plan shall be determined in accordance with the laws of the State of Utah, without regard to conflict of laws doctrine.

16.  EFFECTIVE DATE

     The Plan shall become effective upon approval of the stock-holders of the Company.





       COVER

                   (LOGO - UNION PACIFIC CORPORATION)


                         EXECUTIVE INCENTIVE PLAN

                                    OF

                         UNION PACIFIC CORPORATION

                             AND SUBSIDIARIES




                       _____________________________


                         Effective January 1, 1971

                 Amended and Restated as of April 15, 1988
                         Amended October 26, 1989
                        Amended September 24, 1992
                        Amended September 30, 1993
                          Amended April 21, 1995

           EXECUTIVE INCENTIVE PLAN OF UNION PACIFIC CORPORATION
                             AND SUBSIDIARIES

                         Effective January 1, 1971


                 Amended and Restated as of April 15, 1988
                         Amended October 26, 1989
                        Amended September 24, 1992
                        Amended September 30, 1993
                          Amended April 21, 1995


                              PURPOSE OF PLAN

The purpose of this Plan is to promote the success of Union Pacific Corporation and Subsidiaries by providing additional compensation for services rendered during any year by key executives who contribute in a significant manner to the operations and business of the Company and such Subsidiaries.



                              1. DEFINITIONS

Section 1.01  The following terms shall have the following meanings:

"Accountholder" means any person who has received a Deferred Award.

"Beneficiary" means any person or persons designated in writing by an Accountholder to the Committee on a form prescribed by it for that purpose, which designation shall be revocable at any time by the Accountholder prior to his death, provided that, in the absence of such a designation or the failure of the person or persons so designated to survive the Accountholder, payments or distributions shall be made to the Accountholder's estate and provided further that no payment or distribution shall be made during the lifetime of the Accountholder to his Beneficiary.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any successor statute.

"Committee" means the Committee provided for in Section 2.01.

"Company" means Union Pacific Corporation, a Utah corporation, or any successor corporation.

"Company Stock" means Common Stock, $2.50 par value per share, of the Company.

"Deferred Award" means an award under the Plan which an Executive to whom the award is made shall have elected to defer until after Termination or, for awards made with respect to Years beginning with 1982, the earlier of either (i) a date or dates certain in any year or years prior to

Termination (but in no event more often than once in each such year or years), or (ii) after Termination, all in accordance with Section 4.01 and which until paid shall, subject to paragraph (1) of Section 7.01, be represented by Investment Accounts maintained for such Executive in accordance with Section 5.01.

"Executive" means any person who was a regular employee of the Company or a Subsidiary (including directors who are also such employees) for all or part of the Year in respect of which awards are made under the Plan and who, in the judgment of the Committee, contributed in a significant manner to the operations and business of the Company or a Subsidiary for such Year.

"Immediate Cash Award" means an award under the Plan payable in cash pursuant to
Section 4.02 as promptly as practicable after the close of the Year for which the award is made or, in the sole discretion of the Committee, in December of the year for which the award is made.

"Incentive Reserve Account" means the account established by the Company pursuant to Section 3.01.

"Investment Account" means one of the accounts established by the Company pursuant to Section 5.01.

"Plan" means this Executive Incentive Plan as amended from time to time.

"Subsidiary" means any corporation of which the Company owns directly or indirectly at least a majority of the outstanding shares of voting stock and which by action of its board of directors has adopted the Plan.

"Termination" means termination of employment with the Company and its Subsidiaries, for any reason, including retirement and death.

"Valuation Date" means the last business day of each calendar quarter and each other interim date on which the Committee determines that a valuation of Investment Accounts shall be made.

"Year" means a calendar year.



                       2. ADMINISTRATION OF THE PLAN

Section 2.01 The Plan shall be administered by a Committee which shall consist of at least three members designated by the Board to serve at its pleasure. Such members shall be members of the Board and shall not be officers or employees of the Company or any Subsidiary. The Committee shall determine the Executives to whom awards are granted under the Plan and the amounts of awards payable to such Executives out of the Incentive Reserve Account, and shall otherwise be responsible for the administration and interpretation of the Plan. The Committee shall supervise and be responsible for the maintenance of the various accounts under the Plan and for determining the amounts and, subject to Sections 4.02 and 6.01, the times of payments or distributions of awards. The Committee may delegate its authority under the Plan to one or more officers or employees of the Company or a Subsidiary. All determinations of the Committee shall be by a majority of its members, and its determinations shall be final. Each member of the Committee, while serving as such, shall be considered to be acting in his capacity as a Director of the Company.

                       3. INCENTIVE RESERVE ACCOUNT

Section 3.01 The Company shall establish an Incentive Reserve Account to which amounts available for awards to Executives shall be credited and which shall be debited as such awards are made by the Committee. The Board may cause to be credited to such Incentive Reserve Account such amount for each Year, beginning with 1983 during which the Plan remains in effect as it, in its discretion, may determine provided that the amount so credited for any Year shall not exceed the following limitation:

      The maximum amount that may be credited to the Incentive Reserve Account for any Year is 1.5% of Net Income for such Year when the Return on Average Annual Total Stockholders' Equity is 10.0% and is 3.0% of Net Income for such Year when the Return on Average Annual Total Stockholders' Equity is 12.0% or more. At intermediate levels of Return on Average Annual Total Stockholders' Equity (between 10.0% and 12.0%), the maximum percentage of Net Income that may be credited to the Incentive Reserve Account for such Year shall increase 0.075% for each incremental 0.1% increase in the Return on Average Annual Total Stockholders' Equity. Net Income is the consolidated net earnings from continuing operations of the Company (before extraordinary items) determined in conformity with generally accepted accounting principles before giving effect to provisions for amounts to be credited to the Incentive Reserve Account for such year. Average Annual Total Stockholders' Equity is calculated as the average of (i) total stockholders' equity, including preferred stock, as shown on the consolidated financial statements of the Company at the beginning of each year and (ii) total stockholders' equity, including preferred stock, as shown on the consolidated financial statements of the Company at the end of such year, adjusted in the case of clause (ii) to include income from continuing operations before extraordinary items (determined in conformity with generally accepted accounting principles) and amounts to be credited to the Incentive Reserve Account under the Plan for such year.

The amount of Net Income and the percentage Return on Average Annual Total Stockholders Equity shall be computed and reported to the Board and the Committee at the end of each Year by the Company. The Committee shall obtain a report from the Company's independent certified public accountants stating that the computation of the amount credited to the Incentive Reserve Account at the end of the Plan Year was made in accordance with the provisions of the Plan and their report shall be final and binding. Any amounts credited to the Incentive Reserve Account which are not awarded with respect to such Year may, on direction of the Committee, be awarded in future Years during which the Plan remains in effect.



                         4. AWARDS UNDER THE PLAN

Section 4.01 Prior to September 30 of each Year, beginning with 1984, an Executive who has been granted awards under the Plan with respect to prior Years and who has not previously made an election under the Plan, shall file with the Committee an initial election on a form prescribed by the Committee for such purpose specifying the percent in multiples of 10% of any award which may be granted to him with respect to such Year and later Years to be in the form of an Immediate Cash Award or a Deferred Award in one or more Investment Accounts. Deferral and investment elections shall be continuing elections for all awards under the Plan except that:

      (i) Deferral elections shall be subject to change before September 30 of any Year on a form prescribed by the Committee for such purpose with respect to any awards which may be granted to him for such Year and later Years; and

      (ii) an Accountholder, whether or not currently employed by the Company or a Subsidiary, may elect to convert, in multiples of 10%, the value of his account, if any, in any Investment Account to equivalent value accounts in any other Investment Accounts as of a Valuation Date, provided that the Committee has received such notice of the conversion as the Committee may require, and provided further that, unless the Committee shall in its sole discretion determine otherwise, an Accountholder may not make more than 12 such conversions in any Year, and may not make any conversion if after such conversion the number of unused conversions for such Year would be less than the remaining full calendar quarters in such Year. The Committee shall cause such conversions to be effected by transferring equivalent amounts from the one such account to the other, all as of such Valuation Date; otherwise, such deferral and investment elections, and such changes therein, shall be irrevocable.

In addition, for awards made with respect to Years beginning with 1982, an Executive may also specify on a form prescribed by the Committee for such purpose whether he wishes payment of Deferred Awards to be made on the earlier of either (i) date or dates certain in any year or years prior to Termination (but in no event more often than once in each such year or years), such payment to be in full in cash on such date or dates, or (ii) upon Termination in accordance with the provisions of Sections 6.01 through 6.04. Elections made as to dates for the payment of Deferred Awards shall be subject to change by such Executive before September 30 of any Year on a form prescribed by the Committee for such purpose with respect to any awards made for such Year and later Years; otherwise such elections, and such changes therein, shall be irrevocable.

Designation, election or change in election shall not entitle an Executive to any award for any Year but the form of award, if any, for any Year to such Executive shall be in accordance with such election. If an Executive has not been so designated as eligible for Deferred Awards, or an election for Deferred Awards is not in effect for him, any award granted to him for any Year shall be in the form of an Immediate Cash Award.

Section 4.02 As soon as practicable after the close of each Year, or in December of any Year if so determined by the Committee, beginning with 1971, the Committee may grant awards payable out of the Incentive Reserve Account to such Executives in such dollar amounts as it in its sole discretion shall determine, subject to Section 4.03, and the amount of each such award shall be debited to the Incentive Reserve Account. Except to the extent that Deferred Awards are elected pursuant to Section 4.01, any award under the Plan granted to an Executive for any Year shall be paid to him or to his Beneficiary in a lump sum in cash as promptly as practicable after such award is granted.

Section 4.03 No Covered Executive shall receive an award for any Year in excess of (i) .25% of Covered Income for such Year, in the case of the Chief Executive Officer of the Company, and (ii) .15% of Covered Income for such Year, in the case of any other Covered Executive. Covered Executive means an Executive whose compensation is subject to the limitations on deductibility set forth in Section 162(m) of the Code. Covered Income for a Year is the greater of (a) the consolidated net earnings from continuing operations of the Company for such Year, before extraordinary items, special charges and the cumulative effect of accounting changes, determined in accordance with generally accepted accounting principles, and (b) such net earnings for the first eleven months of such Year.

                            5. DEFERRED AWARDS

Section 5.01 The Company shall from time to time establish on its books one or more Investment Accounts. In the case of each Executive, if and when a Deferred Award is granted to him, the Committee shall credit to an account maintained for him in one or more Investment Accounts the equivalent amount of such award in accordance with his election. Each Investment Account shall have such name, and be charged or credited pursuant to such method, as the Committee shall determine upon establishment of such Investment Account, provided such method is consistent with the requirements of Section 162(m) of the Code for performance-based compensation. The Committee may change such names or methods for any Investment Account, but no such change shall reduce any amount previously accrued in an Accountholder's account. The Committee shall cause each Investment Account to be valued as of each Valuation Date by such person or persons as it in its sole discretion shall determine and such valuation shall be conclusive for all purposes of the Plan. The value of any Investment Account for the purpose of making payment of a Deferred Award shall be the value of such Investment Account as of the Valuation Date last preceding such payment. Compensation paid in respect of any Investment Account shall result in corresponding reduction in the value of such accounts. The amounts credited in Investment Accounts shall represent general liabilities of the Company and shall not constitute a trust fund or otherwise create any property interest in any Accountholder or his Beneficiary.

Section 5.02 The provisions of Section 5.01 shall be subject to the provisions of paragraph (1) of Section 7.01.



                 6. PAYMENT OR DELIVERY OF DEFERRED AWARDS

Section 6.01 Upon termination of an Executive, the Committee shall cause cash in respect of any balances in the accounts maintained for such Executive in any Investment Account to be paid or delivered to him or his Beneficiary in the sole discretion of the Committee as follows:

      (i) in a single distribution, an amount in cash equal to the value of the accounts maintained for him in all Investment Accounts, all such cash being paid in the Year of his Termination or in January of the following Year, as determined by the Committee; or

      (ii) over such number of Years as are fixed by the Committee but not exceeding fifteen, in annual installments of an aggregate amount of cash equal in value at the time of each installment payment to the value of the accounts maintained for him in all Investment Accounts at the Valuation Date next preceding payment divided by the remaining number of such annual installments, the first of such installments to be paid or delivered in the month following the month of his Termination, or at the discretion of the Committee not later than 12 months following the date of Termination and subsequent installments to be paid or delivered in January of each subsequent Year; or

      (iii) in the event of retirement or death of a currently employed Executive, at a specified future date not to exceed 15 years from the date of such retirement or death in a single distribution, an amount of cash equal to the value of the accounts maintained for him in all Investment Accounts. Income in respect of Investment Accounts would be paid in cash quarterly to such Executive or his Beneficiary commencing with the first day of the month subsequent to such Executive's retirement or death. In the case of retirement, the single distRibution referred to above will be paid on the date specified or upon death, whichever occurs first.

All payments or distributions attributable to each Deferred Award of an Executive after his Termination shall be made by the Company on its behalf or on behalf of the Subsidiary or Subsidiaries by which he was employed during the Year in which such Deferred Award was earned. The Subsidiary shall reimburse the Company in the amount of such paid Deferred Awards.

Section 6.02 Deferred Awards elected to be paid on a date or dates certain in any year or years prior to Termination shall be paid to the Executive in full in cash on such date or dates.

Section 6.03 At any time before or after Termination of an Executive who shall have elected to receive one or more Deferred Awards, the Committee, if it finds in its sole discretion that continued deferral of such Awards would result in undue hardship to such Executive or his Beneficiary, may accelerate and pay in cash all or any part of such Deferred Award or Deferred Awards by converting the value of the accounts maintained for him in Investment Accounts into the cash equivalent thereof on the same basis as if a payment in cash were being made as provided in Section 6.01. On the death of an Executive after his Termination, the Committee, in its sole discretion, may accelerate one or more installments, and change the form of payment or distribution in accordance with Section 6.01, of any balance of his Deferred Awards and, in the event of relevant changes in the Federal income tax laws, regulations and rulings or on termination of the Plan, the Committee may, in its sole discretion, so accelerate or change the form of payment or distribution of any or all Deferred Awards.

Section 6.04 The provisions of Sections 6.01, 6.02, and 6.03 shall be subject to provisions to paragraph (1) of Section 7.01.



                           7. GENERAL PROVISIONS

Section 7.01 (1) Anything in the Plan otherwise to the contrary notwithstanding, the Board may at any time under such circumstances as it in its sole discretion may determine, convert all the accounts of Accountholders in the Investment Accounts into cash credits, with future credits to the accounts of Accountholders being made solely in cash. Accounts shall be so converted on the basis of the value thereof as of the last preceding Valuation Date. Any such cash credits to the accounts of Accountholders shall, after such conversion, solely bear interest until paid to the Accountholder or his Beneficiary compounded annually at such annual rate of interest as may be fixed by the Board. The granting and payment of Deferred Awards in respect of such cash credits shall otherwise be in accordance with the other provisions of the Plan with such adjustments therein as the Committee may deem appropriate.

(2) Neither the Plan nor the payment of benefits hereunder nor any action by the Company, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of the Company or of a Subsidiary and the Company and each Subsidiary expressly reserves the right to discharge, without liability, any Executive whenever in its sole discretion its interest may so require.

(3) No member of the Board or the Board of Directors of any Subsidiary or of the Committee or any person to whom the Committee has delegated its authority hereunder shall be liable for any action, or action hereunder, whether of commission or omission, except in circumstances involving his bad faith, for anything done or omitted to be done by himself.

(4) The Company or any Subsidiary shall not be required to segregate cash for any Investment Account.

(5) Notwithstanding the fact that an Investment Account may use Company Stock to determine amounts credited or debited thereto, no Executive shall have voting or other rights with respect to shares of such Company Stock.

(6) The Company or any Subsidiary shall not, by virtue of any provisions of this Plan or by any action by any person hereunder, be deemed to be a trustee or other fiduciary of any property for any Accountholder or any Beneficiary of an Accountholder and the liabilities of the Company or of any Subsidiary to any Accountholder or his Beneficiary pursuant to the Plan shall be those of a debtor only pursuant to such contractual obligations as are created by the Plan, and no such obligation of the Company or of any Subsidiary shall be deemed to be secured by any pledge or other encumbrance on any property of the Company or of any Subsidiary.

(7) Except to the extent of the rights of the Beneficiary of an Accountholder, no benefit payable under, or interest in, the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void; and no such benefit or interest shall be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of any Accountholder, former Accountholder or his Beneficiary. If any Accountholder, former Accountholder or Beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under, or interest in, the Plan, then the Committee in its discretion may hold or apply such benefit or interest or any part thereof to or for the benefit of such Accountholder, former Accountholder, or his Beneficiary, his spouse, children, blood relatives or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper.

(8) The Company shall on its behalf and on behalf of its Subsidiaries withhold from payment of distribution of the Awards the required amounts of income and other taxes.

(9) No member of the Committee shall be eligible for an award under the Plan.

(10) All questions pertaining to the construction, regulation, validity and effect of the Plan shall be determined in accordance with the laws of the State of New York.



            8. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

Section 8.01 The Board may from time to time amend, suspend or terminate the Plan in whole or in part, and, if suspended or terminated, may reinstate any of or all of its provisions, except that without the consent of the Executive, or, if he is not living, his Beneficiary, no amendment, suspension or termination of the Plan shall be made which materially adversely affects his rights with respect to awards previously made to him and except that the limitations set forth in Section 3.01 with respect to the amount of awards which may be granted under the Plan may be increased only with the approval of a majority of the stockholders of the Company present, in person or by proxy, at a meeting of such stockholders at which a quorum is present. In the absence of action by the stockholders of the Company, no awards shall be made under the Plan with respect to years after the calendar year 2005 and the Plan shall automatically terminate after all Deferred Awards made prior thereto shall have been paid or distributed. Notwithstanding the foregoing, no amendment which is material for purposes of the shareholder approval requirement of Section 162(m) of the Code shall be effective in the absence of action by the stockholders of the Company.